AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2002

                                                      REGISTRATION NOS. 811-9140
                                                                        33-80057

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 17


                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 19


                        (CHECK APPROPRIATE BOX OR BOXES.)

                                ---------------

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ---------------

                    101 MUNSON STREET, GREENFIELD, MA        01301
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                 (800) 814-1897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------

                                  RICHARD WIRTH
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

          It is proposed that this filing will become effective
          (check appropriate box)

          |X| immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                 PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                                   CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                                         UNDER THE SECURITIES ACT OF 1933

                                                      PART A

                                        INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary Investments, Risks, Performance              Investment Risk and Return Summary
3.     Risk/Return Summary Fee Table............................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks                                                Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Portfolio
7.     Shareholder Information..................................        Pricing of Portfolio Shares; Purchase Options;
                                                                        Your Account; How to Buy Shares; How to Sell
                                                                        Shares; Things to Know When Selling Shares;
                                                                        Account Policies; Tax Status of Distributions
8.     Distribution Arrangements................................        Purchase Options
9.     Financial Highlights Information.........................        Financial Highlights

                                                      PART B

                            INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services                           Services of the Advisers; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares;
                                                                        How to Redeem Shares; Tax Sheltered Retirement
                                                                        Plans; Investor Account Services
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                                      PART C

                         INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER
                    HE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      Prospectus


          May 1, 2002









PHOENIX DUFF & PHELPS
INSTITUTIONAL MUTUAL FUNDS

Growth Stock Portfolio

Managed Bond Portfolio





                                                  Neither the Securities and
                                                  Exchange Commission nor any
                                                  state securities commission
                                                  has approved or disapproved of
                                                  these securities or determined
                                                  if this prospectus is truthful
                                                  or complete. Any
                                                  representation to the contrary
                                                  is a criminal offense.

                                                  This prospectus contains
                                                  important information that you
                                                  should know before investing
                                                  in the Growth Stock Portfolio
[LOGO] Phoenix                                    and the Managed Bond
       Investment Partners, Ltd.                  Portfolio. Please read it
                                                  carefully and retain it for
       A member of The Phoenix Companies, Inc.    future reference.

     PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------

     TABLE OF CONTENTS

     Phoenix Duff & Phelps Institutional Growth Stock Portfolio

          Investment Risk and Return Summary..............................     1

          Fund Expenses...................................................     4

          Management of the Portfolio.....................................     5

     Phoenix Duff & Phelps Institutional Managed Bond Portfolio

          Investment Risk and Return Summary..............................     8

          Fund Expenses...................................................    12

          Management of the Portfolio.....................................    13

     Additional Investment Techniques.....................................    15

     Pricing of Portfolio Shares..........................................    17

     Purchase Options.....................................................    18

     Your Account.........................................................    19

     How to Buy Shares....................................................    19

     How to Sell Shares...................................................    20

     Things You Should Know When Selling Shares...........................    20

     Account Policies.....................................................    21

     Tax Status of Distributions..........................................    22

     Financial Highlights.................................................    23

PHOENIX DUFF & PHELPS INSTITUTIONAL
GROWTH STOCK PORTFOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Duff & Phelps Institutional Growth Stock Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal conditions, the portfolio invests at least 80% of its assets in any class or type of stock believed by the subadviser to offer potential for capital appreciation over both the intermediate and long term. Most of the portfolio's investments will be in common stocks. The fund's policy of investing 80% of its assets in stocks may be changed only upon 60 days written notice to shareholders.


> The adviser manages the portfolio's investment program and general operation of the portfolio and the subadviser manages the investments of the portfolio.

> The subadviser's strategy involves investments in two types of growth stocks: well-established companies that have long and proven track records of financial success through full economic cycles and companies that are growing rapidly and that the subadviser believes have the potential to exceed earnings expectations. The former are generally large, well-known companies that have established histories of profitability and/or dividend payment. The latter are generally mid-range capitalization companies with high growth potential. Using statistical modeling and fundamental analysis, the subadviser evaluates earnings strength, quality and sustainability, as well as stock valuations and quality of company management.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the portfolio's principal strategies, the portfolio may invest in fixed income securities with or without warrants or conversion features, and it may hold onto its cash or invest without limit in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the portfolio.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this portfolio, you risk that you may lose your investment.


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio  1

GENERAL

The value of the portfolio's investments that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the portfolio's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

GROWTH STOCKS

Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall.


MEDIUM CAPITALIZATIONS

Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



2  Phoenix Duff & Phelps Institutional Growth Stock Portfolio

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Growth Stock Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Life Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance, before and after taxes, is not necessarily an indication of how the portfolio will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1992                 2.19
     1993                10.04
     1994                -0.90
     1995                34.73
     1996                11.34
     1997                25.76
     1998                31.20
     1999                33.93
     2000               -13.27
     2001               -14.57


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 26.91% (quarter ending December 31, 1999) and the lowest return for a quarter was -17.41% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2002) was -0.93%.


------------------------------------------------------------------------- ------------ ------------- ------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/01)                                            1 YEAR       5 YEARS      10 YEARS
------------------------------------------------------------------------- ------------ ------------- ------------
Class X
------------------------------------------------------------------------- ------------ ------------- ------------
     Return Before Taxes                                                     -14.57%       10.36%       10.59%
------------------------------------------------------------------------- ------------ ------------- ------------
     Return After Taxes on Distributions(1)                                  -15.48%       3.43%         6.67%
------------------------------------------------------------------------- ------------ ------------- ------------
     Return After Taxes on Distributions and Sale of Fund Shares(1)           -8.56%       6.59%         7.80%
------------------------------------------------------------------------- ------------ ------------- ------------
Class Y
------------------------------------------------------------------------- ------------ ------------- ------------
     Return Before Taxes                                                     -14.90%       10.08%       10.31%
------------------------------------------------------------------------- ------------ ------------- ------------
S&P 500 Index(2)                                                             -11.87%       10.73%       12.97%
------------------------------------------------------------------------- ------------ ------------- ------------
Russell 1000 Growth Stock Index(3)                                           -20.42%       8.27%        10.79%
------------------------------------------------------------------------- ------------ ------------- ------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index is a measure of stock market total return performance.

(3) The Russell 1000 Growth Stock Index is an unmanaged, commonly used measure of growth stock total return performance.



                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio  3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.

                                                                           CLASS X               CLASS Y
                                                                           SHARES                SHARES
                                                                           ------                ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None                  None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None                  None

Maximum Sales Charge (load) Imposed on Reinvested                           None                  None
Dividends

Redemption Fee                                                              None                  None

Exchange Fee                                                                None                  None
                                                                       -------------------------------------

                                                                           CLASS X               CLASS Y
                                                                           SHARES                SHARES
                                                                           ------                ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                             0.60%                 0.60%

Distribution and Service (12b-1) Fees(b)                                    None                  0.25%


Other Expenses                                                              0.50%                 0.50%
                                                                            -----                 -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                                     1.10%                 1.35%
---------------------------------------                                     =====                 =====


(a) The portfolio's investment adviser has agreed to reimburse or waive through April 30, 2003, total operating expenses to the extent that such expenses exceed 0.70% for Class X Shares and 0.95% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, were 0.70% for Class X Shares and 0.95% for Class Y Shares.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix Duff & Phelps Institutional Growth Stock Portfolio

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class X                      $112                  $350                   $606                 $1,340
-----------------------------------------------------------------------------------------------------------------
   Class Y                      $137                  $428                   $739                 $1,624

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of March 31, 2002, Phoenix had $19.5 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Seneca Capital Management LLC ("Seneca") is the investment subadviser to the portfolio and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to nine mutual funds and acts as investment adviser to institutions and individuals. As of March 31, 2002, Seneca had $15.5 billion in assets under management. Seneca has been (with its predecessor GMG/Seneca Capital Management LP ("GMG/Seneca")) an investment adviser since 1989.


Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the general operations of the portfolio. Seneca, as subadviser, is responsible for the day-to-day management of the portfolio's investments. Seneca manages the portfolio's assets to conform with the investment policies as described in this prospectus.

The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the following annual rates:

--------------------------------------- ------------------------------------- -----------------------------------
                                                   $1(st) billion                       $1+ billion
--------------------------------------- ------------------------------------- -----------------------------------
            Management Fee                             0.60%                                0.55%
--------------------------------------- ------------------------------------- -----------------------------------


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio  5

Phoenix pays Seneca a subadvisory fee at the following rates:

-------------------------------------- ------------------------------------- ------------------------------------
     Rate for First $67,800,000             Rate for Next $932,200,000         Rate for Excess over $1 Billion
-------------------------------------- ------------------------------------- ------------------------------------
                0.10%                                 0.30%                                0.275%
-------------------------------------- ------------------------------------- ------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until April 30, 2003, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:


-------------------------------------- ------------------------------------- ------------------------------------
                                                  Class X Shares                       Class Y Shares
-------------------------------------- ------------------------------------- ------------------------------------
       Growth Stock Portfolio                         0.70%                                 0.95%
-------------------------------------- ------------------------------------- ------------------------------------

During the portfolio's last fiscal year, the portfolio paid total management fees of $253,737. The ratio of management fees to average net assets for the fiscal year ended December 31, 2001 was 0.60%.

PORTFOLIO MANAGEMENT

Investment and trading decisions for the portfolio are made by a team of managers and analysts headed by Gail P. Seneca. The team leaders, which include Ms. Seneca, Richard D. Little and Ronald K. Jacks, are primarily responsible for the day-to-day decisions related to the portfolio.


Gail P. Seneca. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since October 1989. Ms. Seneca serves as Co-Manager of the Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. She also serves as a team leader for each of the Phoenix-Seneca Funds. From October 1987 until October 1989, Ms. Seneca was Senior Vice President of the Asset Management Division of Wells Fargo Bank and from October 1983 to September 1987, she was Investment Strategist and Portfolio Manager for Chase Lincoln Bank, heading the Fixed Income Division.

Richard D. Little. Mr. Little has been Director of Equities with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since September 1989. Mr. Little serves as Co-Manager of the Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. He also serves as a Portfolio Manager for the Phoenix-Seneca Mid Cap "EDGE"(SM) Fund of the Phoenix-Seneca Funds. Before joining GMG/Seneca, Mr. Little held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities.



6  Phoenix Duff & Phelps Institutional Growth Stock Portfolio

Ronald K. Jacks. Mr. Jacks has been a Portfolio Manager with Seneca, including its predecessor, GMG/Seneca Capital Management, L.P., since July 1990. Mr. Jacks serves as Co-Manager of the Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund of Phoenix Strategic Equity Series Fund. He also serves as a Portfolio Manager for the Phoenix-Seneca Mid Cap "EDGE"(SM) Fund of the Phoenix-Seneca Funds. He was a Secretary of Phoenix-Seneca Funds from February 1996 to February 1998 and was a Trustee of Phoenix-Seneca Funds from February 1996 to June 1997.



                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio  7

PHOENIX DUFF & PHELPS INSTITUTIONAL
MANAGED BOND PORTFOLIO
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix Duff & Phelps Institutional Managed Bond Portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the portfolio will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the portfolio invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, are of comparable quality in the adviser's opinion. The portfolio may invest in foreign securities, including emerging markets securities. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days' written notice to shareholders.


> Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of portfolio investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the portfolio at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the portfolio at a level similar to that of the portfolio's benchmark, the adviser believes that the portfolio's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a portfolio that attempts to predict future interest rate changes. On March 31, 2002, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.64 years.

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2002, the maturity of the Lehman Brother's Aggregate Bond Index was
         8.17 years.



8  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

> Securities are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the portfolio may temporarily retain cash or invest part or all of its assets in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the portfolio.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this portfolio, you risk that you may lose your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for portfolio investment. Neither the portfolio nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the portfolio's investments that supports your share value will increase. If the value of portfolio investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase, the rating declines, the portfolio is not obligated to sell the security.

FOREIGN INVESTING


Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio  9

Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the portfolio may hold securities with longer maturities, the net asset value of the portfolio may experience greater price fluctuations in response to changes in interest rates than portfolios that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the portfolio receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the portfolio may be required to invest the proceeds at lower interest rates, causing the portfolio to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.


10  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Managed Bond Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Life Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance, before and after taxes, is not necessarily an indication of how the portfolio will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN(%)
     1992                 8.90
     1993                12.14
     1994                -4.56
     1995                19.97
     1996                 8.70
     1997                 9.75
     1998                 1.99
     1999                 1.47
     2000                10.04
     2001                 8.53


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was -3.18% (quarter ending March 31, 1994). Year-to-date performance (through March 31, 2002) was 0.68%.

-------------------------------------------------------------------------- ----------- -------------- ------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/01)                                             1 YEAR       5 YEARS       10 YEARS
-------------------------------------------------------------------------- ----------- -------------- ------------
Class X
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return Before Taxes                                                      8.53%         6.29%         7.47%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions(1)                                   5.56%         3.10%         5.55%
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return After Taxes on Distributions and Sale of Fund Shares(1)           5.16%         3.44%         5.22%
-------------------------------------------------------------------------- ----------- -------------- ------------
Class Y
-------------------------------------------------------------------------- ----------- -------------- ------------
     Return Before Taxes                                                      8.24%         6.03%         7.20%
-------------------------------------------------------------------------- ----------- -------------- ------------
Lehman Brothers Aggregate Bond Index(2)                                       8.44%         7.43%         7.23%
-------------------------------------------------------------------------- ----------- -------------- ------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance.



                  Phoenix Duff & Phelps Institutional Managed Bond Portfolio  11

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                               None                   None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)                    None                   None

Maximum Sales Charge (load) Imposed on Reinvested                                                  None
Dividends                                                                   None

Redemption Fee                                                              None                   None

Exchange Fee                                                                None                   None
                                                                       --------------------------------------

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                            0.45%                  0.45%

Distribution and Service (12b-1) Fees(b)                                    None                  0.25%


Other Expenses                                                             0.24%                  0.24%
                                                                           -----                  -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                                    0.69%                  0.94%
                                                                           =====                  =====

(a) The portfolio's investment adviser has agreed to reimburse or waive through April 30, 2003, total operating expenses to the extent that such expenses exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, are 0.55% for Class X Shares and 0.80% for Class Y Shares.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


12  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class X                      $70                   $221                   $384                  $859
-----------------------------------------------------------------------------------------------------------------
   Class Y                      $96                   $300                   $520                 $1,155

-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of March 31, 2002, Phoenix had $19.5 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Phoenix manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the following annual rates:

-------------------------------------- ------------------------------------- -------------------------------------
                                                  $1(st) billion                          $1+ billion
-------------------------------------- ------------------------------------- -------------------------------------
           Management Fee                             0.45%                                 0.40%
-------------------------------------- ------------------------------------- -------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until April 30, 2003, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:


-------------------------------------- ------------------------------------- -------------------------------------
                                                  Class X Shares                        Class Y Shares
-------------------------------------- ------------------------------------- -------------------------------------
       Managed Bond Portfolio                         0.55%                                 0.80%
-------------------------------------- ------------------------------------- -------------------------------------


                  Phoenix Duff & Phelps Institutional Managed Bond Portfolio  13

During the portfolio's last fiscal year, the portfolio paid total management fees of $595,437. The ratio of management fees to average net assets for the fiscal year ended December 31, 2001 was 0.45%.

PORTFOLIO MANAGEMENT

James D. Wehr serves as Portfolio Manager of the portfolio and as such is responsible for the day-to-day management of the portfolio's holdings. Mr. Wehr is Senior Vice President, Fixed Income, of Phoenix; formerly he was Managing Director, Fixed Income (1996-1998) and Vice President (1991-1996) of Phoenix. Mr. Wehr served as Portfolio Manager of the Phoenix Home Life Separate Account P (predecessor to the Managed Bond Portfolio) from 1990 to 1996.



14 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, Phoenix Duff & Phelps Institutional Growth Stock Portfolio ("Growth Stock") and Phoenix Duff & Phelps Institutional Managed Bond Portfolio ("Managed Bond") may engage in the following investment techniques as indicated:

DERIVATIVES

The portfolios may write exchange-traded, covered call options and purchase put and call options on securities and securities indices, and may enter into futures contracts and related options. The portfolios may also enter into swap agreements. The portfolios may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the adviser fails to correctly predict these changes, the portfolios can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, purchasing call or put options involves the risk that a portfolio may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.

FOREIGN INVESTING

Growth Stock may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets, and dividends and other income payable on foreign securities may be subject to foreign taxes.

HIGH YIELD-HIGH RISK SECURITIES

Managed Bond may invest in high yield-high risk securities. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

ILLIQUID SECURITIES

The portfolios may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the portfolios or entail expenses not normally associated with the sale of a security.


                            Phoenix Duff & Phelps Institutional Mutual Funds  15

REPURCHASE AGREEMENTS

The portfolios may invest in repurchase agreements. Default or insolvency of the other party presents risks to the portfolios.

SECURITIES LENDING

Each of the portfolios may lend portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the portfolios can suffer losses.

SHORT-TERM INVESTMENTS

The portfolios may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances, and certificates of deposit.

UNRATED FIXED INCOME SECURITIES

The portfolios may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The portfolios may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

The portfolios may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolios.



16  Phoenix Duff & Phelps Institutional Mutual Funds

PRICING OF PORTFOLIO SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

Each portfolio calculates a share price for each class of its shares. The share price is based on the net assets of the portfolio and the number of outstanding shares. In general, each portfolio calculates net asset value by:

         o adding the values of all securities and other assets of the portfolio,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the portfolio.

Asset Value: Each portfolio's investments are valued at market value. If market quotations are not available, a portfolio determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the portfolio. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each portfolio is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A portfolio will not calculate its net asset values per share on days when the NYSE is closed for trading. If the portfolios hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the portfolios do not price their shares, the net asset value of the portfolios' shares may change on days when shareholders will not be able to purchase or redeem the portfolios' shares.



                            Phoenix Duff & Phelps Institutional Mutual Funds  17

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the portfolios' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of portfolio distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the portfolios' net asset value is calculated following the dividend record date.

PURCHASE OPTIONS
--------------------------------------------------------------------------------


The portfolios presently offer two classes of shares that have different minimum investment requirements and distribution charges. See "Fund Expenses" previously in this prospectus. For Class Y Shares, the portfolios have adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the portfolios to pay distribution and service fees for the sale of shares and for services provided to shareholders.


Because these fees are paid out of the portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the portfolios are offered primarily to institutional investors and corporate, public, union and governmental pension plans.

To purchase Class X Shares, you must initially purchase shares whose net asset value exceeds $5 million. To purchase Class Y Shares, you must initially purchase shares whose net asset value exceeds $1 million.

The minimum initial investment requirements are waived for purchases by:

         o institutional investors and corporate, public, union and governmental pension plans which have been invested in certain separate accounts of Phoenix Life Insurance Company as of March 1, 1996;

         o trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; and

         o institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.

The minimum subsequent investment for Class X Shares and Class Y Shares is $100.


18 Phoenix Duff & Phelps Institutional Mutual Funds

You will pay no sales charges at any time on Class X Shares or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

The portfolios reserve the right to refuse a purchase order for any reason.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.


The portfolios have established the following preferred methods of payment for portfolio shares;


         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or ACHs from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the portfolios.


HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ----------------------------------- -------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- -------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee and may set
                                     different minimum investments or
                                     limitations on buying shares.
 ----------------------------------- -------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the
                                     portfolio. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- -------------------------------------------
 By Federal Funds wire               Call us at (800) 814-1897 for instructions.
 ----------------------------------- -------------------------------------------
 By telephone exchange               Call us at (800) 814-1897.
 ----------------------------------- -------------------------------------------


                             Phoenix Duff & Phelps Institutional Mutual Funds 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the portfolios buy back shares at the net asset value next determined after receipt of a redemption order by the portfolios' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The portfolios do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301. Be
                                     sure to include the registered owner's
                                     name, portfolio and account number, number
                                     of shares or dollar value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $100,000, requests can be
                                     made by calling (800) 814-1897.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 814-1897.
------------------------------------ -------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the portfolios. Each portfolio reserves the right to pay large redemptions "in-kind" (in securities owned by the portfolio rather than in cash). Large redemptions are those over $250,000 or 1% of the portfolios' net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the portfolios' Transfer Agent at (800) 814-1897.

20 Phoenix Duff & Phelps Institutional Mutual Funds

REDEMPTIONS BY MAIL

Send a clear letter of instructions including the name of the portfolio shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the portfolios' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

If you are selling shares held in a corporate or fiduciary account, please contact the portfolios' Transfer Agent at (800) 814-1897.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------


EXCHANGE PRIVILEGES

         o You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 814-1897.

         o You may exchange shares for another portfolio in the same class of shares; e.g., Class X Shares for Class X Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

         o Exchanges may be made by telephone (800) 814-1897 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


                              Phoenix Duff & Phelps Institutional Mutual Fund 21

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

         o The portfolios reserve the right to refuse an exchange request if in the portfolio's or adviser's opinion the exchange would adversely affect the portfolio's ability to invest according to its investment objectives and policies, the portfolio believes that a pattern of exchanges coincides with a "market timing" strategy, or the exchange would otherwise adversely affect the portfolio and its shareholders.

         o Because excessive trading can hurt portfolio performance and harm other shareholders, the portfolios reserve the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The portfolios' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the portfolios' distributor has the right to reject or suspend them.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Each portfolio plans to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   PORTFOLIO                                   DIVIDEND PAID
--------------------------------------------------------------------------------
   Growth Stock Portfolio                      Semiannually
--------------------------------------------------------------------------------
   Managed Bond Portfolio                      Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the portfolio as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the portfolios and disposition of shares of the portfolios.


22 Phoenix Duff & Phelps Institutional Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the portfolios' financial performance for the past five years. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the portfolios' financial statements, are included in the portfolios' most recent Annual Report, which is available upon request.


PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                                                          CLASS X
                                            -----------------------------------------------------------------

                                                                 YEARS ENDED DECEMBER 31,
                                              2001           2000         1999           1998           1997
                                             ------         ------       ------        ------          ------
Net asset value, beginning of period         $25.98         $36.83       $37.82        $33.85          $47.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.08(3)        0.08         0.08          0.05(3)         0.31(3)
   Net realized and unrealized gain (loss)    (3.81)         (4.83)       11.65          9.88           10.60
                                             ------         ------       ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         (3.73)         (4.75)       11.73          9.93           10.91
                                             ------         ------       ------         ------         ------
LESS DISTRIBUTIONS

   Dividends from net investment income       (0.06)         (0.04)       (0.05)        (0.15)          (0.41)

   Dividends from net realized gains          (0.76)         (6.06)      (12.67)        (5.81)         (24.07)(1)
                                             ------         ------       ------         ------         ------
   TOTAL DISTRIBUTIONS                        (0.82)         (6.10)      (12.72)        (5.96)         (24.48)
                                             ------         ------       ------         ------         ------
Change in net asset value                     (4.55)        (10.85)       (0.99)         3.97          (13.57)
                                             ------         ------       ------         ------         ------
NET ASSET VALUE, END OF PERIOD               $21.43         $25.98       $36.83        $37.82          $33.85
                                             ======         ======       ======        ======          ======
Total return                                 (14.57)%       (13.27)%      33.93%        31.20%          25.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $24,671        $34,991      $41,436       $46,330         $44,350
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                       0.70%(4)       0.70%        0.70%         0.70%           0.70%
   Net investment income                       0.34%          0.29%        0.17%         0.13%           0.64%
Portfolio turnover                              134%           127%         136%          115%            148%

-------------------------------

(1) Includes amounts distributed as income and redesignated for tax purposes.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.10%, 1.03%, 0.95%, 1.00% and 0.87% for the periods ended December 31, 2001, 2000, 1999,
1998 and 1997, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                    Phoenix Duff & Phelps Institutional Funds 23

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                                                          CLASS Y
                                             ----------------------------------------------------------------

                                                                 YEARS ENDED DECEMBER 31,
                                              2001          2000          1999           1998           1997
                                             ------        ------        ------         ------         ------

Net asset value, beginning of period         $25.82        $36.72        $37.79         $33.86         $47.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.02(3)       0.04         (0.03)         (0.04)(3)       0.18(3)
   Net realized and unrealized gain (loss)    (3.78)        (4.85)        11.63           9.88          10.59
                                             ------        ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         (3.76)        (4.81)        11.60           9.84          10.77
                                             ------        ------        ------         ------         ------

LESS DISTRIBUTIONS

   Dividends from net investment income       (0.02)        (0.03)           --          (0.10)         (0.32)

   Dividends from realized gains              (0.76)        (6.06)       (12.67)         (5.81)        (24.02)(1)
                                             ------        ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                      (0.78)        (6.09)       (12.67)         (5.91)        (24.34)
                                             ------        ------        ------         ------         ------
Change in net asset value                     (4.54)       (10.90)        (1.07)          3.93         (13.57)
                                             ------        ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD               $21.28        $25.82        $36.72         $37.79         $33.86
                                             ======         ======       ======        ======          ======
Total return                                 (14.80)%      (13.49)%       33.60%         30.85%         25.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $11,832       $19,351       $21,845        $21,347        $17,631
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                       0.95%(4)      0.95%         0.95%          0.95%          0.95%
   Net investment income                       0.09%         0.04%        (0.09)%        (0.11)%         0.39%
Portfolio turnover                              134%          127%          136%           115%           148%

-------------------------------

(1) Includes amounts distributed as income and redesignated for tax purposes.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.27%, 1.20%, 1.25% and 1.12% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


24 Phoenix Duff & Phelps Institutional Funds

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                                                          CLASS X
                                            -----------------------------------------------------------------

                                                                 YEARS ENDED DECEMBER 31,

                                             2001(4)        2000          1999           1998           1997
                                             ------        ------        ------         ------         ------
Net asset value, beginning of period         $30.53        $29.88        $31.47         $33.17         $33.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                2.22(2)       2.28(2)       2.01           2.26(2)        2.37(2)
   Net realized and unrealized gain (loss)     0.34          0.63         (1.57)         (1.58)          0.85
                                             ------        ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS          2.56          2.91          0.44           0.68           3.22
                                             ------        ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (2.25)        (2.23)        (2.00)         (2.09)         (2.42)

   Dividends from net realized gains             --            --         (0.03)         (0.29)         (1.61)

   Return of capital                             --         (0.03)           --             --             --
                                             ------        ------        ------         ------         ------

   TOTAL DISTRIBUTIONS                        (2.25)        (2.26)        (2.03)         (2.38)         (4.03)
                                             ------        ------        ------         ------         ------
Change in net asset value                      0.31          0.65         (1.59)         (1.70)         (0.81)
                                             ------        ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD               $30.84        $30.53        $29.88         $31.47         $33.17
                                             ======        ======        ======         ======         ======

Total return                                   8.53%        10.04%         1.47%          1.99%          9.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $129,800      $120,376      $100,044       $113,273        $72,747
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                       0.55%(3)      0.55%         0.55%          0.55%          0.55%
   Net investment income                       7.02%         7.53%         6.54%          6.89%          6.92%
Portfolio turnover                               99%           87%          142%           105%           176%
-------------------------------

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.74%, 0.74%, 0.77% and 0.77% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



                                    Phoenix Duff & Phelps Institutional Funds 25

--------------------------------------------------------------------------------

PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                                                          CLASS Y
                                             ----------------------------------------------------------------

                                                                 YEARS ENDED DECEMBER 31,

                                              2001(4)         2000          1999         1998           1997
                                              -------        ------        ------       ------         ------
Net asset value, beginning of period          $30.54         $29.89        $31.47       $33.18         $33.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                        2.14(2)        2.20(2)       1.96         2.18(2)        2.27(2)
   Net realized and unrealized gain (loss)      0.33           0.63         (1.59)       (1.59)          0.88
                                              -------        ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS           2.47           2.83          0.37         0.59           3.15
                                              -------        ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income        (2.17)         (2.15)        (1.92)       (2.02)         (2.33)
   Dividends from net realized gains              --             --            --           --          (1.43)
   In excess of net realized gains                --             --         (0.03)       (0.15)         (0.18)
   In excess of accumulated net realized gains    --             --            --        (0.13)            --
   Return of capital                              --          (0.03)           --           --             --
                                              -------        ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                       (2.17)         (2.18)        (1.95)       (2.30)         (3.94)
                                              -------        ------        ------       ------         ------
Change in net asset value                       0.30           0.65         (1.58)       (1.71)         (0.79)
                                              -------        ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                $30.84         $30.54        $29.89       $31.47         $33.18
                                              ======         ======        ======       ======         ======
Total return                                    8.24%          9.75%         1.26%        1.72%          9.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $7,623         $6,278        $6,884       $7,491         $6,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                        0.80%(3)       0.80%         0.80%        0.80%          0.80%
   Net investment income                        6.77%          7.28%         6.29%        6.63%          6.65%
Portfolio Turnover                                99%            87%          142%         105%           176%
-------------------------------

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94%, 0.99%, 0.99%, 1.02% and 1.02% for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.71% to 6.77%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.



26 Phoenix Duff & Phelps Institutional Funds

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[Logo} Phoenix
       Investment Partners
       Committed to Investor Success (SM)


ADDITIONAL INFORMATION
You can find more information about the portfolios in the following documents:


ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the portfolios' investments. The annual report discusses the market conditions and investment strategies that significantly affected the portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the portfolios. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-814-1897, or by visiting www.phoenixinvestments.com to send an email request.

Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Customer Service:  1-800-814-1897             Telephone Orders:  1-800-814-1897
Advisor Consulting Group:  1-800-814-1897     Text Telephone:  1-800-243-1926


Investment Company Act File No. 811-9140
PXP 3090 (5/02)

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO


                                101 Munson Street

                         Greenfield, Massachusetts 01301

                                 (800) 814-1897


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Duff & Phelps Institutional Mutual Funds, dated May 1, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.

                                TABLE OF CONTENTS

                                                                           PAGE

The Fund ...................................................................  1
Investment Restrictions ....................................................  1
Investment Techniques and Risks ............................................  2
Performance Information .................................................... 10

Performance Comparisons .................................................... 12

Portfolio Turnover ......................................................... 12
Services of the Adviser .................................................... 12
Brokerage Allocation ....................................................... 14
Determination of Net Asset Value ........................................... 15
How to Buy Shares .......................................................... 15
How to Redeem Shares........................................................ 17
Dividends, Distributions and Taxes ......................................... 18
The Distributor ............................................................ 19
Distribution Plan........................................................... 20

Management of the Trust .................................................... 21

Compensation................................................................ 25

Additional Information ..................................................... 28
Appendix ................................................................... 30




PXP 3090B (5/02)

                                    THE FUND

   Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. It was reorganized as a Delaware business trust in October 2000. Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account ("Separate Account P") and Growth Stock Account ("Separate Account S"), respectively, separate investment accounts of Phoenix Life Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. The Fund's shares are presently offered in two separate portfolios, each of which is described here. Each portfolio generally operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.

   The Fund's Prospectus describes the investment objectives of each of the Portfolios and the principal strategies that each of the Portfolios will employ in seeking to achieve its investment objective. Each Portfolio's investment objectives is a fundamental policy of that Portfolio and may not be changed without the vote of a majority of the outstanding voting securities of that Portfolio. The following discussion describes the Portfolios' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Fund with respect to the each of the Portfolios. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Portfolio. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Portfolio may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Portfolio's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Portfolio may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Portfolio is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Portfolios may utilize the following practices or techniques in pursuing their investment objectives.

FINANCIAL FUTURES AND RELATED OPTIONS

   Each Portfolio may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Portfolio's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Portfolio may wish to purchase in the future by purchasing futures contracts.

   A Portfolio may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by a Portfolio upon the purchase or sale of a financial futures contract. Initially, a Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus a Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with a Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Portfolio has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Portfolio's holdings may decline. If this occurred, a Portfolio would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.

FOREIGN SECURITIES

   Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Portfolio may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Portfolio's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, each Portfolio may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LOWER RATED FIXED INCOME SECURITIES

   In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the portfolio securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof.

   To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Portfolio's holdings, the ability of the Adviser to value the Portfolio's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

   Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Portfolio invests in unrated or unlisted medium and lower grade income securities, the ability of the Adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Portfolio to achieve its investment objective.

   The Adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the Adviser's internal business and default risk analysis is independent of the credit ratings of S&P, Moody's or D&P (or other nationally recognized statistical rating organization), the Adviser may consider such ratings in evaluating income securities. Achievement by the Portfolio of its investment objective will be more dependent on the credit analysis of the Adviser than is the case for investment companies with investment objectives similar to the Portfolio's that are more reliant on such rating organizations in selecting portfolio securities.

MONEY MARKET INSTRUMENTS

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

   REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Portfolio's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 as amended (the "1940 Act").

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Funds' investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

   REVERSE REPURCHASE AGREEMENTS. At the time the Portfolio enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   BANK OBLIGATIONS. For purposes of a Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

MORTGAGE-RELATED SECURITIES

   The Managed Bond Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

   Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

   Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

MUNICIPAL OBLIGATIONS

   Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Managed Bond Portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Portfolio that are derived from interest of Municipal Obligations would be taxable to the Portfolio shareholders for federal income tax purposes.

   INSURED MUNICIPAL OBLIGATIONS. Certain of the Municipal Obligations held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

OPTIONS

   Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Portfolio normally will have expiration dates between three and nine months from the date written. During the option period a Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

   The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Portfolio may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, a Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Portfolio may increase its Portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Portfolio may write call options only if they are covered and if they remain covered so long as a Portfolio is obligated as a writer. If a Portfolio writes a call option on an individual security, a Portfolio will own the underlying security at all times during the option period. A Portfolio will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, a Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which a Portfolio has not written a call option and which has not been hedged by a Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, a Portfolio will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to a Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Portfolio qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Portfolio's ability to enter into option transactions may apply from time to time.

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Portfolio or all of the Portfolios, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Portfolio will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Portfolio holdings will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of a Portfolio's portfolio securities. It is also possible that the index may rise when the value of a Portfolio holdings securities does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Portfolio will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time a Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Portfolio is able to sell securities in its portfolio. As with options on portfolio securities, a Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Portfolio would be able to deliver the underlying security in settlement, a Portfolio may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OTHER INVESTMENT COMPANIES

   The Portfolios are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Portfolio may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Portfolio's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

STAND-BY COMMITMENTS

   Under a stand-by commitment, a dealer or bank agrees to purchase from the Portfolio, at the Portfolio's option, specified Municipal Obligations at their amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Portfolio only with the underlying Municipal Obligation. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

   The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Portfolio would acquire stand-by commitments solely to facilitate Portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value.

SWAP AGREEMENTS

   The Portfolios may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Portfolio's portfolio.

   Whether a Portfolio's use of swap agreements enhance the Portfolio's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolios' repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

   When a Portfolio agrees to purchase securities on a when-issued or delayed-delivery basis, its custodian will set aside cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Portfolio will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. Because a Portfolio will set aside cash or liquid high-grade debt securities in the manner described, the Portfolio's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of fund securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

   A Portfolio will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day a Fund agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

                             PERFORMANCE INFORMATION

   Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of any Portfolio.

   Quotations of yield for the Managed Bond Portfolio will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Portfolio expenses and expenses applicable to each particular Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio on the last day of the period, according to the following formula:

   YIELD = 2[((a-b) + 1)(6)  - 1]
            -------
               cd
   where,
   a = dividends and interest earned during the period by the Portfolio, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d = the maximum offering price per share on the last day of the period.

   For the Managed Bond Portfolio, the 30-day yield as of December 31, 2001 was 6.85% for Class X Shares and 6.59% for Class Y Shares.

   Total return is a measure of the change in value of an investment in a Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a Portfolio owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if a Portfolio has not been in existence for at least ten years.

   Except as above stated, standardized quotations of average annual total return for each class of shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X Shares or Class Y Shares of each Portfolio over a period of one, five, and ten years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class' expenses of such Portfolio (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. Each Portfolio may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

   Performance information for each Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X Shares or Class Y Shares of the Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of those Portfolios which previously existed as separate accounts.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The manner in which total return will be calculated for public use is described above. The following table contains total return figures involving the Managed Bond and Growth Stock Portfolio based on each such Portfolio's past performance as a separate investment account of Phoenix Life Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by such Portfolio. These separate investment accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If these separate investment accounts had been registered under the 1940 Act, the separate investment accounts' performance may have been adversely affected. Standardized average annual total return of each Class shall be calculated for the preceding one, five and ten year periods by including the corresponding separate account's total return calculated in accordance with formulas specified by the Securities and Exchange Commission. The performance of the separate accounts has been restated to reflect the deduction of the fees and expenses of the classes of the corresponding Portfolio described in the Prospectus.

               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001


                                                YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED
                                                 12/31/01           12/31/01            12/31/01
                                                ----------        -------------       -------------
GROWTH STOCK PORTFOLIO
  Class X
     Return Before Taxes                         -14.57%             10.36%              10.59%
     Return after Taxes on Distribution          -15.48%              3.43%               6.67%
     Return After Taxes on Distributions          -8.56%              6.59%               7.80%
     and Sale of Fund Shares
  Class Y
     Return Before Taxes                         -14.90%             10.08%              10.31%

                                       11


                                                YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED
                                                 12/31/01           12/31/01            12/31/01
                                                 --------           --------            --------
MANAGED BOND PORTFOLIO
  Class X
     Return Before Taxes                           8.53%              6.29%               7.47%
     Return after Taxes on Distribution            5.56%              3.10%               5.55%
     Return After Taxes on Distributions           5.16%              3.44%               5.22%
     and Sale of Fund Shares
  Class Y
     Return Before Taxes                           8.24%              6.03%               7.20%


NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS

   Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Portfolio or Class of Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. A Portfolio may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time, the Fund may include specific portfolio holdings or industries. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-year Treasury Bill, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                               PORTFOLIO TURNOVER

   Each Portfolio has a different expected annual rate of fund turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Historical turnover rates can be found under the heading "Financial Highlights" in the Fund's prospectus.

                             SERVICES OF THE ADVISER

   The offices of Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") are located at 56 Prospect Street, Hartford, Connecticut 06115. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix

Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses and its principal place of business is located at One American Row, Hartford, Connecticut.


   PXP has served investors for over 70 years. As of March 31, 2001, PXP had approximately $60.7 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Denver, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC in New York (Zweig); and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements; insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Each Portfolio pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolio, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Fund, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on all Portfolios will be prorated among the Portfolios in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

   The advisory agreements continue in force from year to year for each Portfolio, provided that, with respect to each Portfolio, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Adviser, on sixty (60) days written notice.

   For the years ended December 31, 1999, 2000 and 2001, the Growth Stock Portfolio paid management fees to PIC in the amounts of $391,685, $375,119 and $253,737, respectively. For the years ended December 31, 1999, 2000 and 2001, the Managed Bond Portfolio paid management fees to PIC in the amounts of $480,907, $503,298 and $595,437, respectively.

   The Fund, its Adviser and Subadviser, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Portfolios' investment adviser and subadviser and determining whether to approve and renew the Portfolios' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Portfolio, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Portfolios. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Portfolio with a peer group of funds and a relevant market index, the allocation of each Portfolio's brokerage commissions, including any allocations to affiliates, and the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Portfolios, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Portfolios from such services. Additionally, the Portfolios' portfolio managers meet with the Board from time to time to discuss the management and performance of their Portfolio(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Portfolio's fee structures, including a comparative analysis of each Portfolio's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that each of the Portfolio's was close to or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Portfolios' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                              BROKERAGE ALLOCATION

   In effecting portfolio transactions for the Fund, the Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Fund.

   If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Portfolios, to buy and sell securities for the Portfolios, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Portfolios as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Portfolios in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Portfolios that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 1999, 2000 and 2001, brokerage commission paid by the Trust on portfolio transactions totaled $166,770, $187,680 and $147,994, respectively. In the fiscal years ended December 31, 1999 and 2000, no commissions were paid to affiliates for portfolio transactions. In the fiscal year ended December 31, 2001, the Trust paid brokerage commissions of $2,884 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended December 31, 2001, the amount paid to PXP Securities Corp. was 1.95% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 0.21% of the aggregate dollar amount of transactions involving the payment of commissions. For the fiscal year ended December 31, 2001, no commissions were paid on portfolio transactions executed by brokers who provided research and other statistical information.


                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of each Portfolio is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Portfolio. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class' distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

The Fund currently issues two classes of shares for each Portfolio. Class X Shares are available to Plans (as hereafter defined) and institutional investors which initially purchase Class X Shares of the Fund whose net asset value exceeds $5 million. Class Y Shares are offered to Plans and institutional investors which initially purchase Class Y Shares of the Fund whose net asset value exceeds $1 million. "Plans" are defined as corporate, public, union and governmental pension plans. Completed applications for the purchase of shares should be mailed to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share (as described below) next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal funds wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the New York Stock Exchange (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

   The minimum initial investment amounts for the purchase of either class of Fund shares shall be waived with respect to purchases by: (i) Plans and institutional investors who have been invested in certain separate investment accounts of Phoenix Life Insurance Company as of March 1, 1996; (ii) trust companies, bank trust departments, broker-dealers financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or (iii) Plans and institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

   Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

   Equity Planning may pay broker-dealers and financial institutions exempt from registration pursuant to the Securities Exchange Act of 1934, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                                    PAYMENT TO
             PURCHASE AMOUNT                       BROKER-DEALER
             ---------------                       -------------
         $0 to $5,000,000                              0.50%
         $5,000,001 to $10,000,000                     0.25%
         $10,000,001 or more                           0.10%

   If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to Equity Planning any such amounts paid with respect to the investment. Equity Planning will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than Equity Planning may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

EXCHANGE PRIVILEGES

   Shareholders may exchange Class X Shares or Class Y Shares held in book-entry form for shares of the same class of another Portfolio of the Fund or any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Statement of Additional Information. An "Affiliated Phoenix Fund" refers to the Phoenix-Engemann Funds, Phoenix-Seneca Funds, Phoenix-Zweig Trust, Phoenix-Euclid Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates.

   The Fund reserves the right to refuse exchange privileges by any person or broker-dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy; or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.

MARKET TIMER RESTRICTIONS

   Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30-day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

TELEPHONE EXCHANGE PRIVILEGES

   Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60-days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES

   Any holder of shares of any Portfolio may require the Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Duff & Phelps Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Portfolio; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

   In addition, each Portfolio maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.

TELEPHONE REDEMPTION PRIVILEGES

   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Portfolios and classes of shares in which redemptions are to occur.

   Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House (ACH) to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Portfolio holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

   Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

REDEMPTION-IN-KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when it sold the securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company ("RIC") and qualify as such under Subchapter M of the Internal Revenue Code (the "Code").

   The Code sets forth numerous criteria which must be satisfied in order for each Portfolio to qualify as a RIC. Each Portfolio must, among other things, meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from a) dividends, b) interest, c) payments with respect to securities loans, d) gains from the sale or other disposition of stocks or securities or foreign currencies, or e) other income (including but not limited to gains from options, futures, or forward contracts) derived by the Portfolio with respect to its business of investing in stocks, securities or currencies; and (2) distribute annually at least 90% of its investment company taxable income and net exempt-interest income.

   In addition to the gross income tests, to qualify as a RIC, each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the assets of any one issuer (other than U.S. Government securities). If in any taxable year a Portfolio does not qualify as a RIC, all of its net investment income and realized capital gains will be taxed at corporate rates.

   In each taxable year that a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. It is the policy of each Portfolio to distribute all of its net investment income and net capital gains to its shareholders in order to avoid any federal income tax liability. In addition, each Portfolio intends to make timely distribution sufficient in amount to avoid a nondeductible 4% excise tax. An excise tax will be imposed on each Portfolio to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its net ordinary income for such calendar year and 98% of its net capital gains as determined for the one year period ending December 31 of such calendar year. In addition, an amount equal to the undistributed net ordinary income and net capital gains from the previous calendar year must also be distributed to avoid the excise tax.

   The Fund is required to withhold for income taxes a percentage of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Fund with a correct taxpayer identification number (TIN); ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Fund with a correct TIN. The Fund in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on a Fund for reporting an incorrect TIN and that TIN was provided by the shareholder, the Fund will pass the penalty onto the shareholder.

   Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign fund or estate, a foreign corporation or a foreign partnership (a foreign shareholder) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The discussion of "Tax Status of Distributions" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Shareholders are urged to consult with their tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 THE DISTRIBUTOR

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund's shares. Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Shares of each Portfolio are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Philip R. McLoughlin, a Trustee and President of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. William R. Moyer, a director and officer of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss and Robert S. Dreissen, officers of the Fund, are officers of Equity Planning.

ADMINISTRATIVE SERVICES

  Equity Planning also acts as administrative agent of the Portfolios and as such performs administrative, bookkeeping and pricing functions for the Portfolios. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Portfolios, at the following incremental annual rates.

         First $200 million                         .085%
         $200 million to $400 million               .05%
         $400 million to $600 million               .03%
         $600 million to $800 million               .02%
         $800 million to $1 billion                 .015%
         Greater than $1 billion                    .0125%

   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended December 31, 1999, 2000 and 2001, Equity Planning received $206,684, $218,331 and $215,002, respectively.

   In addition, pursuant to an agreement between Equity Planning, the Fund's Transfer Agent, and State Street Bank and Trust Company ("State Street"), State Street has been appointed subagent to perform certain shareholder servicing functions for the Fund. For performing such services State Street receives a monthly fee from Equity Planning.

                                DISTRIBUTION PLAN

   The Fund has adopted a distribution plan on behalf of its Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund. Pursuant to the Plan, the Fund shall pay the Distributor an amount equal to 25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.

   Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.

   In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

   On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.


   For the fiscal year ended December 31, 2001, the Fund paid Rule 12b-1 Fees in the amount of $53,816, of which Equity Planning received $883, WS Griffith Securities, Inc., an affiliate, received $52,001 and unaffiliated broker-dealers received $932. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $52,933; (2) compensation to sales and shareholder services personnel, $215,444; (3) advertising costs, $101,153; (4) printing and mailing prospectuses to other than current shareholders, $1,197; (5) service costs, $14,325; and (6) other expenses, $42,240. No interested persons of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                   INDEPENDENT TRUSTEES

                                                   NUMBER OF
                                                   PORTFOLIOS IN
                                 TERM OF OFFICE    FUND COMPLEX
                                 AND LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS          TIME SERVED       TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------          -----------       -------        ---------------------------------------
Robert Chesek (67)               Served since      31             Currently retired.
                                 1996.

E. Virgil Conway (72)            Served since      33             Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC        1996.                            2001. Trustee/Director, Consolidated Edison Company of New
101 Park Avenue                                                   York, Inc. (1970-present), Pace University (1978-present),
New York, NY 10178                                                Urstadt Biddle Property Corp. (1989-present), Greater New
                                                                  York Councils, Boy Scouts of America (1985-present), Union
                                                                  Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                                  Securities Fund (Advisory Director) (1990-present),
                                                                  Centennial Insurance Company (1974-present), Josiah Macy,
                                                                  Jr., Foundation (1975-present), The Harlem Youth Development
                                                                  Foundation (1998-present), Accuhealth (1994-present), Trism,
                                                                  Inc. (1994-present), Realty Foundation of New York
                                                                  (1972-present), New York Housing Partnership Development
                                                                  Corp. (Chairman) (1981-present) and Academy of Political
                                                                  Science (Vice Chairman) (1985 to present).  Chairman,
                                                                  Metropolitan Transportation Authority (1992-2001).
                                                                  Director, Atlantic Mutual Insurance Company (1974-2002).

William Crawford (73)            Served since      7              Currently retired.
3003 Gulf Shore Blvd., #401      1996.
Naples, FL 34103

Harry Dalzell-Payne (72)         Served since      33             Currently retired.
The Flat, Elmore Court           1996.
Elmore, GL05, GL2 3NT U.K.

William N. Georgeson (74)        Served since      7              Currently retired. Director, Concordia University
575 Glenwood Road                1996.                            Foundation (charity) (1994-present).
Lake Forest, IL 60045

Francis E. Jeffries (71)         Served since      34             Director, The Empire District Electric Company
8477 Bay Colony Dr. #902         1996.                            (1984-present). Director (1989-1997), Chairman of the
Naples, FL  34108                                                 Board (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (62)            Served since      31             Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.        1980.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                      Officer (1995-1998), Carson Products Company
Chattanooga, TN  37402                                            (cosmetics).

                                                                  Director/Trustee, Evergreen Funds (6 portfolios).
Geraldine M. McNamara (50)       Served since      31             Managing Director, U.S. Trust Company of New York (private
United States Trust Company      2001.                            bank) (1982-present).
of NY
114 West 47th Street
New York, NY 10036

                                                   NUMBER OF
                                                   PORTFOLIOS IN
                                 TERM OF OFFICE    FUND COMPLEX
                                 AND LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS          TIME SERVED       TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------          -----------       -------        ---------------------------------------
Eileen A. Moran (47)             Served since      7              President and Chief Executive Officer, PSEG Resources Inc.
PSEG Resources, Inc.             1996.                            (investment company) (1990-present).
80 Park Plaza, T-22
Newark, NJ 07102

Everett L. Morris (73)           Served since      33             Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company          1996.                            management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

James M. Oates (55)              Served since      31             Chairman, IBEX Capital Markets Inc. (financial services)
IBEX Capital Markets, Inc.       1996.                            (1997-present). Managing Director, Wydown Group
60 State Street, Ste. 950                                         (consulting firm) (1994-present). Director, Investors
Boston, MA 02109                                                  Financial Service Corporation (1995-present), Investors
                                                                  Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                  Co. (1995-present), Stifel Financial (1996-present),
                                                                  Connecticut River Bancorp (1998-present), Connecticut
                                                                  River Bank (1998-present), 1Mind, Inc. (1999-present) and
                                                                  1Mind.com (2000-present). Director and Treasurer,
                                                                  Endowment for Health, Inc. (2000-present). Chairman,
                                                                  Emerson Investment Management, Inc. (2000-present).
                                                                  Member, Chief Executives Organization (1996-present). Vice
                                                                  Chairman, Massachusetts Housing Partnership (1998-1999).
                                                                  Director, Blue Cross and Blue Shield of New Hampshire
                                                                  (1994-1999), AIB Govett Funds (1991-2000) and Command
                                                                  Systems, Inc. (1998-2000). Director, Phoenix Investment
                                                                  Partners, Ltd. (1995-2001).

Richard A. Pavia (71)            Served since      7              Currently retired. Vice Chairman, Forest Preserve
7145 North Ionia                 1996.                            District, Cook County President Advisory Council
Chicago, IL 60646                                                 (1997-present). Special Consultant, K&D Facilities
                                                                  Resource Corp. (1995-present).

Herbert Roth, Jr. (73)           Served since      31             Currently retired. Member, Directors Advisory Council,
134 Lake Street                  1996.                            Phoenix Life Insurance Company (1998-present). Director,
Sherbom, MA 01770                                                 Boston Edison Company (1978-present), Landauer, Inc.
                                                                  (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                                  (electronic controllers) (1987-present), and Mark IV
                                                                  Industries (diversified manufacturer) (1985-present).
                                                                  Director, Phoenix Home Life Mutual Insurance Company
                                                                  (1972-1998).

Richard E. Segerson (55)         Served since      31             Managing Director, Northway Management Company
Northway Management Company      1996.                            (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                  (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (70)      Served since      31             Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                  1996.                            (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA  22314                                             (2000-present). President, The Trust for America's Health
                                                                  (non-profit) (2001-present). Director, Duty Free
                                                                  International, Inc. (1997-1998).

   Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.


   Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,882 in 2000 and $22,989 in 2001. In 2000, Mr. Jeffries received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.


   Mr. Oates is Chairman of IBEX Capital Markets, Inc. ("IBEX"), a financial services firm in which Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns a $1,000,000 equity interest. Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, is a fixed income investor in IBEX, holding a $10,000,000 subordinated convertible note issued by IBEX. Additionally, Phoenix Life is an investor in $10,485,000 par value of BBB+ rated subordinated debt issued by IBEX Portfolio Holdings LLC ("IPH"), a collateralized debt obligation sponsored by IBEX. Phoenix Investment Counsel, Inc., ("PIC"), also an affiliate, is the collateral manager for IPH. For its services under the collateral management agreement, PIC was paid $667,883 in 2000 and $697,349 in 2001.

                               INTERESTED TRUSTEE

   The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                 NUMBER OF
                                                 PORTFOLIOS
                                                 IN
                               TERM OF OFFICE    FUND COMPLEX
NAME, (AGE), ADDRESS AND       AND LENGTH OF     OVERSEEN BY    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST         TIME SERVED       TRUSTEE        OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------         -----------       -------        -----------------------------------
*Philip R. McLoughlin (55)     Served since      44             Chairman (1997-present), Director (1995-present), Vice
                               1989.                            Chairman (1995-1997) and Chief Executive Officer
Chairman and President                                          (1995-present), Phoenix Investment Partners, Ltd. Director,
                                                                Executive Vice President and Chief Investment Officer, The
                                                                Phoenix Companies, Inc. (2001-present).  Director
                                                                (1994-present) and Executive Vice President, Investments
                                                                (1988-present), Phoenix Life Insurance Company. Director
                                                                (1983-present) and Chairman (1995-present), Phoenix
                                                                Investment Counsel, Inc. Director (1984-present) and
                                                                President (1990-2000), Phoenix Equity Planning Corporation.
                                                                Chairman and Chief Executive Officer, Phoenix/Zweig Advisers
                                                                LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                                (1985-present), World Trust Fund (1991-present) Phoenix
                                                                Distribution Holding Company (2001-present) and Phoenix
                                                                Investment Management Company (2001-present). Director and
                                                                Executive Vice President, Phoenix Life and Annuity Company
                                                                (1996-present). Director and Executive Vice President, PHL
                                                                Variable Insurance Company (1995-present). Director, Phoenix
                                                                National Trust Company (1996-present). Director and Vice
                                                                President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                Associates, Inc. (1995-present). Director (1992-present) and
                                                                President (1992-1994), WS Griffith Securities, Inc.
* Mr. McLoughlin is an "interested person" by reason of  his position with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                               POSITION(S) HELD
                               WITH TRUST AND
NAME, (AGE) AND ADDRESS        LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------        ---------------------  -------------------------------------------
Michael E. Haylon (44)         Executive Vice         Director and Executive Vice President; Investments, Phoenix Investment
                               President since 1996.  Partners, Ltd. (1995-present). Director (1994-present), President
                                                      (1995-present), Phoenix Investment Counsel, Inc. Director, Phoenix
                                                      Equity Planning Corporation (1995-present). Executive Vice President,
                                                      Phoenix Fund Complex (1993-present).

William R. Moyer (57)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1996.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).

Gail P. Seneca (48)            Senior Vice            President and Chief Executive and Investment Officer, Seneca Capital
909 Montgomery Street          President since 1999.  Management LLC (1996-present). Managing Director, Equities, Phoenix
San Francisco, CA 94133                               Investment Counsel, Inc. (1998-present). Managing General Partner and
                                                      Chief Executive and Investment Officer, GMG/Seneca Capital Management
                                                      LP (1989-present). General Partner, Genesis Merchant Group. LP
                                                      (1990-1996). President, GenCap, Inc. (1994-present). President and
                                                      Trustee, Phoenix-Seneca Funds (1996-present).

James D. Wehr (44)             Senior Vice            Senior Vice President, Fixed Income (1998-present), Managing Director,
                               President since 1997.  Fixed Income (1996-1998), Phoenix Investment Counsel, Inc.

Robert S. Driessen (54)        Vice President since   Vice President and Compliance Officer, Phoenix Investment Partners,
                               1999.                  Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                      (1999-present). Vice President, Phoenix Fund Complex (1999-present).
                                                      Compliance Officer (2000-present) and Associate Compliance Officer
                                                      (1999), PXP Securities Corp. Vice President, Risk Management Liaison,
                                                      Bank of America (1996-1999). Vice President, Securities Compliance,
                                                      The Prudential Insurance Company of America (1993-1996). Branch
                                                      Chief/Financial Analyst, Securities and Exchange Commission, Division
                                                      of Investment Management (1972-1993).

Ronald K. Jacks (36)           Vice President since   Equity Portfolio Manager, Seneca Capital Management LLC
909 Montgomery St.             1999.                  (1990-present). Managing Director, Equities, Phoenix Investment
San Francisco, CA 94133                               Counsel, Inc. (1998-present). General Partner and Equity Portfolio
                                                      Manager, GMG/Seneca Capital Management, L.P. (1990-present).

Richard D. Little (53)         Vice President since   Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.             1999.                  (1998-present). Vice President, Phoenix-Seneca Funds (1996-present).
San Francisco, CA 94133                               General Partner and Director of Equities, GMG/Seneca Capital
                                                      Management, L.P. (1989-present). Director of Equities, Seneca Capital
                                                      Management LLC (1996-present).

Nancy G. Curtiss (49)          Treasurer since 1996.  Vice President, Fund Accounting (1994-present) and Treasurer
                                                      (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

                               POSITION(S) HELD
                               WITH TRUST AND
NAME, (AGE) AND ADDRESS        LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------        ---------------------  -------------------------------------------
G. Jeffrey Bohne (54)          Secretary since 1996.  Vice President and General Manager, Phoenix Life Insurance Company
101 Munson Street                                     (1993-present).  Senior Vice President, Mutual Fund Customer Service
Greenfield, MA                                        (1999-present), Vice President, Mutual Fund Customer Service
                                                      (1996-1999), Phoenix Equity Planning Corporation. Secretary, Phoenix
                                                      Fund Complex (1993-present).

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Everett L. Morris, James M. Oates, Richard A. Pavia and Richard E. Segerson. The Committee met 4 times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris, James M. Oates and Herbert Roth, Jr. The Committee met twice during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are William W. Crawford, Harry Dalzell-Payne, William N. Georgeson and Herbert Roth, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

                                  COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2001, the Trustees received the following compensation:

                              AGGREGATE          TOTAL COMPENSATION FROM TRUST
                             COMPENSATION               AND FUND COMPLEX
       NAME                   FROM TRUST          (44 FUNDS) PAID TO TRUSTEES
----------------------       ------------        -----------------------------

Robert Chesek                   $2,000                    $ 56,750

E. Virgil Conway                $2,500                    $105,750

William W. Crawford             $2,100*                   $ 58,750

Harry Dalzell-Payne             $2,100                    $ 96,750

William N. Georgeson            $2,100                    $ 43,750

Francis E. Jeffries             $1,500*                   $100,750

Leroy Keith, Jr.                $2,000                    $ 56,750

Philip R. McLoughlin            $    0                    $      0

Geraldine M. McNamara           $1,500                    $ 41,250

Eileen A. Moran                 $2,000                    $ 41,000

Everett L. Morris               $2,500*                   $105,750

Richard A. Pavia                $2,400*                   $ 42,000

James M. Oates                  $2,100                    $ 58,750

Herbert Roth, Jr.               $1,700                    $ 59,500

Richard E. Segerson             $2,400*                   $ 66,000

Lowell P. Weicker, Jr.          $2,000                    $ 65,000
----------------------

* This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At March 31, 2002, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Crawford, Jeffries, Morris, Pavia, Roth and Segerson was $26,778.26, $327,144.94, $181,128.36, $29,362.72, $140,832.62
  and $139,420.35, respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                      DOLLAR RANGE OF EQUITY SECURITIES        BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                IN A PORTFOLIO OF THE TRUST             INVESTMENT COMPANIES
          ---------------                ---------------------------             --------------------
 Robert Chesek                                      None                                 None

 E. Virgil Conway                                   None                             $1-$10,000

 William W. Crawford                                None                                 None

 Harry Dalzell-Payne                                None                                 None

 William N. Georgeson                               None                                 None

 Francis E. Jeffries                                None                                 None

 Leroy Keith, Jr.                                   None                                 None

 Philip R. McLoughlin                               None                            Over $100,000

 Geraldine M. McNamara                              None                                 None

 Eileen A. Moran                                    None                                 None

 Everett L. Morris                                  None                            Over $100,000

 Richard A. Pavia                                   None                                 None

 James M. Oates                                     None                            Over $100,000

 Herbert Roth, Jr.                                  None                            Over $100,000

 Richard E. Segerson                                None                                 None

 Lowell P. Weicker, Jr.                             None                                 None

   At April 1, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Portfolio.

PRINCIPAL SHAREHOLDERS
  The following table sets forth information as of April 1, 2002 with respect to each person who owns of record or is known by the Fund to own record or beneficially own 5% or more of any class of the Fund's equity securities.

NAME OF SHAREHOLDERS               PORTFOLIO AND CLASS           PERCENTAGE OF THE CLASS         NUMBER OF SHARES
--------------------               -------------------           -----------------------         ----------------

KCB Services & Company             Growth Stock Class Y                  58.45%                      331,192.001
FBO St. Joseph Hospital            Managed Bond Class Y                  35.57%                       89,274.149
Employee Pension Plan
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

KCB Services & Company             Growth Stock Class X                  13.90%                      135,578.988
FBO Elizabeth Carbide Die
Co., Inc.
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

NAME OF SHAREHOLDERS               PORTFOLIO AND CLASS           PERCENTAGE OF THE CLASS         NUMBER OF SHARES
--------------------               -------------------           -----------------------         ----------------

Bernhard Klingenberg               Growth Stock Class X                   6.68%                       65,168.477
Ronald J. Steenken TTEEs
Willett Hoffmann & Associates
Pension Plan
809 East 2nd Street
Dixon, IL 61021-3275

John F. McLellan TTEE              Managed Bond Class X                   9.61%                      392,330.716
Plymouth County Contributory
Retirement System
11 South Russell Street
Plymouth, MA 02360-3909

Howard Miller Clock Co. TTEE       Growth Stock Class X                  40.04%                      390,550.256
Howard Miller/Hekman
Defined Benefit Pension Plan
860 E Main Avenue
Zeeland, MI 49464-1300

Charles Quimby, Thomas L.          Managed Bond Class X                   6.17%                      251,956.508
Brown TTES
Re-Solve Stie Tr. Fund
C/O Mintz, Levin, Cohn, Ferris,
Glovsky & Popeo PC
Attn: Michael P. Last
One Financial Center
Boston, MA 02111-2621

Joseph L. Romain                   Growth Stock Class X                  11.96%                      116,688.055
Nancy G. Atkinson TTEE
Romain Management Investment &
Insurance Inc.
Target Ben Pen Plan
18141 West 13 Mile Road
Ste. A-2
Southfield, MI 48076-1113

Sharon P. Saganey TTEE             Managed Bond Class X                  15.13%                      617,756.423
Painters & Allied Trades
District Counsel No. 35
Annuity Fund
Defined Benefit Plan
25 Colgate Road, Ste. 204
Roslindale, MA 02131-1123

Sharon P. Saganey TTEE             Managed Bond Class X                   8.52%                      348,028.995
Painters & Allied Trades
District Counsel No. 35
Health Fund
Defined Benefit Plan
25 Colgate Road, Ste. 204
Roslindale, MA 02131-1123

Sharon P. Saganey TTEE             Managed Bond Class X                  16.95%                      692,192.337
Painters & Allied Trades
District Counsel No. 35
Pension Fund
Defined Benefit Plan
25 Colgate Road, Ste. 204
Roslindale, MA 02131-1123

NAME OF SHAREHOLDERS               PORTFOLIO AND CLASS           PERCENTAGE OF THE CLASS         NUMBER OF SHARES
--------------------               -------------------           -----------------------         ----------------

Glenn D. Shaffer TTEE              Managed Bond Class X                  7.11%                       290,106.403
Plumbers & Pipefitters Local
Union No. 9 Pension Fund
I E Shaffer & Co.
P.O. Box 1028,
830 Bear Tavern Road
West Trenton, NJ 08628-0230

Glenn D. Shaffer TTEE              Managed Bond Class X                   8.07%                      329,486.676
Plumbers Local No. 24 Pension
Plan
830 Bear Tavern Road
West Trenton, NJ 08628-0230

N. Charles Thomas TTEE             Growth Stock Class Y                  26.28%                      148,914.519
Christian Methodist Episcopal      Managed Bond Class Y                  60.80%                      152,578.736
Church Ret. Plan & Trust
P.O. Box 74
Memphis, TN 38101-0074


                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different portfolios and different classes of those portfolios. Holders of shares of a portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that portfolio. Shareholders of all portfolios vote on the election of Trustees. On matters affecting an individual portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that portfolio or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under
Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each portfolio, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such portfolio, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such portfolio or class. The underlying assets of each portfolio are required to be segregated on the books of account, and are to be charged with the expenses in respect to such portfolio and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular portfolio or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. the Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

   Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account (Separate Account P) and Growth Stock Account (Separate Account S), respectively, separate investment accounts of Phoenix, pursuant to the insurance laws of the State of New York and the laws of other states. Each separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix under certain group annuity contracts issued by Phoenix in connection with pension or profit-sharing plans which meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended. The separate accounts were not investment companies pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix approved the conversion of each such separate account into a corresponding of the Portfolio. As of March 1, 1996, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in exchange for shares of that Portfolio which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

FINANCIAL STATEMENTS

   The Financial Statements for the periods ended December 31, 2001, appearing in the Fund's 2001 Annual Report to Shareholders, are incorporated herein by reference.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as the independent accountants for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

REPORT TO SHAREHOLDERS

   The fiscal year of the Fund ends on December 31. The Fund will send to its shareholders at least semiannually reports showing the securities of the Fund's funds and other information.

CUSTODIAN AND TRANSFER AGENT

   Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081, serves as custodian for the assets of the Managed Bond and Growth Stock Portfolios.

   Equity Planning acts as Transfer Agent for the Fund.

                                    APPENDIX


MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS


   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH INVESTOR SERVICES, INC.

   AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C--Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

   Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

LONG-TERM RATINGS
AAA                      Highest Quality
AA+, AA, AA-             High Quality
A+, A, A-                Good Quality
BBB+, BBB, BBB-          Satisfactory Quality
                           (investment grade)
BB+, B, B-               Non-Investment Grade
B+, B, B-                Non-Investment Grade
CCC                      Speculative

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                        INVESTMENTS AT DECEMBER 31, 2001

                                                      SHARES       VALUE
                                                     --------   -----------
COMMON STOCKS--93.4%

ALUMINUM--2.3%
Alcoa, Inc. .........................................  23,150   $   822,982

BEVERAGES (NON-ALCOHOLIC)--2.6%
Coca-Cola Co. (The) .................................  19,800       933,570

BIOTECHNOLOGY--2.4%
Genzyme Corp.(b) ....................................  14,930       893,710

BROADCASTING (TELEVISION, RADIO & CABLE)--2.7%
Clear Channel Communications, Inc.(b) ...............  19,560       995,800

CHEMICALS--2.6%
Dow Chemical Co. (The) ..............................  28,530       963,743

COMPUTERS (HARDWARE)--9.2%
Dell Computer Corp.(b) ..............................  39,260     1,067,087
International Business Machines Corp. ...............   9,660     1,168,473
Sun Microsystems, Inc.(b) ...........................  91,550     1,126,065
                                                                -----------
                                                                  3,361,625
                                                                -----------
COMPUTERS (NETWORKING)--2.3%
Cisco Systems, Inc.(b) ..............................  45,340       821,107

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Microsoft Corp.(b) ..................................  19,450     1,288,562

ELECTRICAL EQUIPMENT--3.7%
General Electric Co. ................................  34,090     1,366,327

                                                      SHARES       VALUE
                                                     --------   -----------
ELECTRONICS (SEMICONDUCTORS)--9.0%
Intel Corp. .........................................  38,490   $ 1,210,511
Micron Technology, Inc.(b) ..........................  32,330     1,002,230
Texas Instruments, Inc. .............................  38,280     1,071,840
                                                                -----------
                                                                  3,284,581
                                                                -----------
FINANCIAL (DIVERSIFIED)--5.9%
American Express Co. ................................  30,490     1,088,188
Citigroup, Inc. .....................................  21,226     1,071,489
                                                                -----------
                                                                  2,159,677
                                                                -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.6%
Pfizer, Inc. ........................................  23,940       954,009

HEALTH CARE (HOSPITAL MANAGEMENT)--2.9%
HCA, Inc. ...........................................  27,580     1,062,933

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.7%
Baxter International, Inc. ..........................  21,940     1,176,642
Medtronic, Inc.(b) ..................................  24,500     1,254,645
                                                                -----------
                                                                  2,431,287
                                                                -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--5.8%
Colgate-Palmolive Co. ...............................  18,430     1,064,332
Procter & Gamble Co. (The) ..........................  13,120     1,038,186
                                                                -----------
                                                                  2,102,518
                                                                -----------
INSURANCE (MULTI-LINE)--2.4%
American International Group, Inc. ..................  11,130       883,722

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                                      SHARES       VALUE
                                                     --------   -----------
INVESTMENT BANKING/BROKERAGE--3.1%
Goldman Sachs Group, Inc. (The) .....................  12,350   $ 1,145,463

MANUFACTURING (DIVERSIFIED)--3.4%
Minnesota Mining and Manufacturing Co. ..............  10,630     1,256,572

OIL (INTERNATIONAL INTEGRATED)--2.2%
Exxon Mobil Corp. ...................................  20,120       790,716

RETAIL (BUILDING SUPPLIES)--2.3%
Home Depot, Inc. (The) ..............................  16,500       841,665

RETAIL (FOOD CHAINS)--1.9%
Kroger Co. (The)(b) .................................  33,370       696,432

RETAIL (GENERAL MERCHANDISE)--3.1%
Wal-Mart Stores, Inc. ...............................  19,490     1,121,650

SERVICES (DATA PROCESSING)--3.2%
First Data Corp. ....................................  14,870     1,166,552

TELEPHONE--4.4%
SBC Communications, Inc. ............................  21,260       832,754
Verizon Communications, Inc. ........................  16,160       766,954
                                                                -----------
                                                                  1,599,708
                                                                -----------
WASTE MANAGEMENT--3.1%
Waste Management, Inc. ..............................  35,930     1,146,526
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $31,724,567) ...............................    34,091,437
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.5%

ELECTRONICS (SEMICONDUCTORS)--2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR
(Taiwan)(b) .........................................  52,700       904,859
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $859,237) ..................................       904,859
- ---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.9%
(IDENTIFIED COST $32,583,804) ...............................    34,996,296
- ---------------------------------------------------------------------------

                                     STANDARD
                                   & POOR'S PAR
                                      RATING          VALUE
                                    (Unaudited)       (000)        VALUE
                                   ------------       -----     -----------
SHORT-TERM OBLIGATIONS--4.2%

COMMERCIAL PAPER--0.7%
Ciesco LP 2.20%, 1/4/02 .........      A-1+             $ 265   $   264,952
                                                                -----------
FEDERAL AGENCY SECURITIES--3.5%
Freddie Mac 1.47%, 1/2/02 .......       AAA             1,295     1,294,947
                                                                -----------
- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,559,899) ................................     1,559,899
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $34,143,703) ...............................    36,556,195(a)
Other assets and liabilities, net--(0.1)% ...................       (52,412)
                                                                -----------
NET ASSETS--100.0% ..........................................   $36,503,783
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,557,848 and gross depreciation of $1,273,478 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $34,271,825.
(b) Non-income producing.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $34,143,703)                       $36,556,195
Receivables
   Interest securities sold                                316,435
   Dividends and interest                                   30,204
Prepaid expenses                                               366
                                                       -----------
     Total assets                                       36,903,200
                                                       -----------
LIABILITIES
Cash overdraft                                               3,433
Payables
   Investment securities purchased                         311,025
   Professional fee                                         28,595
   Investment advisory fee                                  19,330
   Transfer agent fee                                        7,309
   Trustees' fee                                             6,075
   Financial agent fee                                       5,385
   Distribution fee                                          2,503
Accrued expenses                                            15,762
                                                       -----------
     Total liabilities                                     399,417
                                                       -----------
NET ASSETS                                             $36,503,783
                                                       ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $42,894,470
Undistributed net investment income                         29,224
Accumulated net realized loss                           (8,832,403)
Net unrealized appreciation                              2,412,492
                                                       -----------
NET ASSETS                                             $36,503,783
                                                       ===========

CLASS X
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $24,671,456)                              1,151,210
Net asset value and offering price per share                $21.43

CLASS Y
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $11,832,327)                                555,908
Net asset value and offering price per share                $21.28


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                           $   373,113
Interest                                                 66,502
                                                    -----------
     Total investment income                            439,615
                                                    -----------
EXPENSES
Investment advisory fee                                 253,737
Distribution fee, Class Y                                35,599
Financial agent fee                                      70,476
Transfer agent                                           38,719
Professional                                             28,595
Registration                                             19,131
Trustees                                                 18,489
Custodian                                                13,228
Printing                                                 10,987
Miscellaneous                                            10,766
                                                    -----------
     Total expenses                                     499,727
     Less expenses borne by investment adviser         (167,812)
     Custodian fees paid indirectly                        (282)
                                                    -----------
     Net expenses                                       331,633
                                                    -----------
NET INVESTMENT INCOME                                   107,982
                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized loss on securities                    (8,667,866)
  Net change in unrealized appreciation
    (depreciation) on investments                     1,257,130
                                                    -----------
NET LOSS ON INVESTMENTS                              (7,410,736)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $(7,302,754)
                                                    ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year Ended       Year Ended
                                                                               12/31/01         12/31/00
                                                                             ------------     ------------
FROM OPERATIONS
   Net investment income (loss)                                              $    107,982     $    127,287
   Net realized gain (loss)                                                    (8,667,866)       8,775,877
   Net change in unrealized appreciation (depreciation)                         1,257,130      (17,164,256)
                                                                             ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (7,302,754)      (8,261,092)
                                                                             ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                 (70,966)         (42,919)
   Net investment income, Class Y                                                  (7,793)         (15,045)
   Net realized short-term gains, Class X                                        (466,618)      (2,446,940)
   Net realized short-term gains, Class Y                                        (229,774)      (1,315,722)
   Net realized long-term gains, Class X                                         (432,025)      (4,503,183)
   Net realized long-term gains, Class Y                                         (212,741)      (2,499,393)
                                                                             ------------     ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                   (1,419,917)     (10,823,202)
                                                                             ------------     ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (26,066 and 65,203 shares, respectively)         583,115        2,220,877
   Net asset value of shares issued from reinvestment of distributions
     (41,825 and 253,202 shares, respectively)                                    969,481        6,992,892
   Cost of shares redeemed (263,300 and 96,720 shares, respectively)           (6,181,294)      (3,407,786)
                                                                             ------------     ------------
Total                                                                          (4,628,698)       5,805,983
                                                                             ------------     ------------
CLASS Y
   Proceeds from sales of shares (35,502 and 27,094 shares, respectively)         782,000          952,757
   Net asset value of shares issued from reinvestment of distributions
     (19,503 and 139,873 shares, respectively)                                    450,307        3,830,154
   Cost of shares redeemed (248,429 and 12,468 shares, respectively)           (5,719,848)        (443,352)
                                                                             ------------     ------------
Total                                                                          (4,487,541)       4,339,559
                                                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS               (9,116,239)      10,145,542
                                                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                      (17,838,910)      (8,938,752)

NET ASSETS
   Beginning of period                                                         54,342,693       63,281,445
                                                                             ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $29,224 AND $89,987, RESPECTIVELY]                                      $ 36,503,783     $ 54,342,693
                                                                             ============     ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     CLASS X
                                                    -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                     2001              2000            1999            1998              1997
Net asset value, beginning of period                $25.98            $36.83          $37.82          $33.85            $47.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.08(4)           0.08            0.08            0.05(4)           0.31(4)
   Net realized and unrealized gain (loss)           (3.81)            (4.83)          11.65            9.88             10.60
                                                    ------            ------          ------          ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                (3.73)            (4.75)          11.73            9.93             10.91
                                                    ------            ------          ------          ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.06)            (0.04)          (0.05)          (0.15)            (0.41)
   Dividends from net realized gains                 (0.76)            (6.06)         (12.67)          (5.81)           (24.07)(1)
                                                    ------            ------          ------          ------            ------
     TOTAL DISTRIBUTIONS                             (0.82)            (6.10)         (12.72)          (5.96)           (24.48)
                                                    ------            ------          ------          ------            ------
Change in net asset value                            (4.55)           (10.85)          (0.99)           3.97            (13.57)
                                                    ------            ------          ------          ------            ------
NET ASSET VALUE, END OF PERIOD                      $21.43            $25.98          $36.83          $37.82            $33.85
                                                    ======            ======          ======          ======            ======
Total return                                        (14.57)%          (13.27)%         33.93%          31.20%            25.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $24,671           $34,991         $41,436         $46,330           $44,350
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                              0.70 %(5)         0.70 %          0.70%           0.70%             0.70%
   Net investment income                              0.34 %            0.29 %          0.17%           0.13%             0.64%
Portfolio turnover                                     134 %             127 %           136%            115%              148%

                                                                                     CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                     2001              2000            1999            1998              1997
Net asset value, beginning of period                $25.82            $36.72          $37.79          $33.86            $47.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.02(4)           0.04           (0.03)          (0.04)(4)          0.18(4)
   Net realized and unrealized gain (loss)           (3.78)            (4.85)          11.63            9.88             10.59
                                                    ------            ------          ------          ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                (3.76)            (4.81)          11.60            9.84             10.77
                                                    ------            ------          ------          ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.02)            (0.03)          --              (0.10)            (0.32)
   Dividends from net realized gains                 (0.76)            (6.06)         (12.67)          (5.81)           (24.02)(1)
                                                    ------            ------          ------          ------            ------
     TOTAL DISTRIBUTIONS                             (0.78)            (6.09)         (12.67)          (5.91)           (24.34)
                                                    ------            ------          ------          ------            ------
Change in net asset value                            (4.54)           (10.90)          (1.07)           3.93            (13.57)
                                                    ------            ------          ------          ------            ------
NET ASSET VALUE, END OF PERIOD                      $21.28            $25.82          $36.72          $37.79            $33.86
                                                    ======            ======          ======          ======            ======
Total return                                        (14.80)%          (13.49)%         33.60 %         30.85 %           25.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $11,832           $19,351         $21,845         $21,347           $17,631
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              0.95 %(5)         0.95 %          0.95 %          0.95 %            0.95%
   Net investment income (loss)                       0.09 %            0.04 %         (0.09)%         (0.11)%            0.39%
Portfolio turnover                                     134 %             127 %           136%            115 %             148%

(1) Includes amounts distributed as income and redesignated for tax purposes
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.10%, 1.03%, 0.95%, 1.00%, and 0.87% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.27%, 1.20%, 1.25%, and 1.12% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                        INVESTMENTS AT DECEMBER 31, 2001

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
U.S. GOVERNMENT SECURITIES--6.6%

U.S. TREASURY NOTES--6.6%
U.S. Treasury Notes 2.75%, 10/31/03 ....     Aaa      $2,710    $  2,704,179
U.S. Treasury Notes 4.625%, 5/15/06 ....     Aaa       1,037       1,051,461
U.S. Treasury Notes 5%, 2/15/11 ........     Aaa       5,390       5,373,577
- ----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $9,087,195) ...........                           9,129,217
- ----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--16.7%

Fannie Mae 6%, 12/15/05 ................     Aaa       3,800       3,996,958
Fannie Mae 6%, 5/1/29 ..................     Aaa       1,093       1,076,852
Fannie Mae 6%, 6/1/29 ..................     Aaa       3,628       3,573,291
Fannie Mae 6%, 11/1/29 .................     Aaa         922         907,921
Fannie Mae 7.50%, 10/1/30 ..............     Aaa         216         223,542

Fannie Mae 7%, 11/1/30 .................     Aaa       2,469       2,518,935
Fannie Mae 6.50%, 10/1/31 ..............     Aaa       4,791       4,792,255
Fannie Mae 6%, 12/1/31 .................     Aaa       1,415       1,385,511
Freddie Mac 6.65%, 6/15/23 .............     Aaa       2,050       2,129,458
GNMA 7%, 7/1/29 ........................     Aaa       1,542       1,577,311
GNMA 7%, 7/15/29 .......................     Aaa         753         770,208
- ----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,144,679) ..........                          22,952,242
- ----------------------------------------------------------------------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
AGENCY NON-MORTGAGE-BACKED
SECURITIES--3.7%

Fannie Mae 7%, 7/15/05 .................     Aaa      $2,380    $  2,589,604
Fannie Mae 5%, 1/15/07 .................     Aaa       1,060       1,064,431
Fannie Mae 6%, 5/15/11 .................     Aaa       1,345       1,366,672
- ----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,869,833) ...........                           5,020,707
- ----------------------------------------------------------------------------
MUNICIPAL BONDS--10.2%

CALIFORNIA--4.3%
Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%, 10/1/19      Aaa       1,000       1,030,480

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.60%, 10/1/29      Aaa         635         625,373

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .................     Aaa       1,400       1,450,848

Long Beach Pension Obligation Revenue
Taxable 7.09%, 9/1/09 ..................     Aaa       1,475       1,580,876

Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09 .......     Aaa          49          52,290

Oakland Pension Obligation Taxable
Series A 6.95%, 12/15/08 ...............     Aaa          96         103,245

Ventura County Pension Obligation Taxable
6.54%, 11/1/05 .........................     Aaa       1,000       1,063,290
                                                                ------------
                                                                   5,906,402
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
COLORADO--1.5%
Denver City and County School District 01
Pension Taxable 6.76%, 12/15/07 ........     Aaa      $1,900    $  2,016,204

CONNECTICUT--1.4%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%, 9/1/12 .     Aaa       1,100       1,167,089

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b) ..............................     Aaa         715         730,687
                                                                ------------
                                                                   1,897,776
                                                                ------------

FLORIDA--1.5%
Tampa Solid Waste System Revenue
Taxable Series A 6.43%, 10/1/08 ........     Aaa         930         957,268

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d) ......     Aaa         210         220,443

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d) ......     Aaa         825         853,339
                                                                ------------
                                                                   2,031,050
                                                                ------------
NEW JERSEY--0.4%
New Jersey Sports & Exposition Authority
State Contract Taxable Series B 7.375%,
3/1/13 .................................     Aaa         470         516,361

NEW YORK--0.3%
New York State Taxable Series D 6.75%,
6/15/09 ................................      A          400         413,876

PENNSYLVANIA--0.7%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.79%, 4/15/09 .........................     Aaa       1,000         992,710

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities improvement Revenue Taxable
6.45%, 11/1/08 .........................     Aaa         200         206,152
- ----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $13,301,102) ..........                          13,980,531
- ----------------------------------------------------------------------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
ASSET-BACKED SECURITIES--4.4%

Detroit Edison Securitization Funding LLC
01-1, A3 5.88%, 3/1/10 .................     Aaa      $1,205    $  1,232,489

Green Tree Financial Corp. 97-5, M1
6.95%, 5/15/29 .........................      Aa         720         691,200

MBNA Master Credit Card Trust 98-J, A
5.25%, 2/15/06 .........................     Aaa       1,355       1,395,853

Prudential Holdings LLC Series FSA 144A
7.245%, 12/25/23(b) ....................    AAA(c)     1,030       1,049,158

Seneca Funding I Ltd. 1A, A 4.844%,
5/31/29(d) .............................      Aa       2,000       1,740,000
- ----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,815,334) ...........                           6,108,700
- ----------------------------------------------------------------------------

CORPORATE BONDS--18.8%

AIRLINES--2.1%
America West Airlines 00-G 8.057%,
7/2/20 .................................     Aaa         573         589,600

American Airlines, Inc. 01-2, A-2 144A
7.858%, 10/1/11(b) .....................      A        1,190       1,192,832

Northwest Airlines Corp.00-1 G 8.072%,
10/1/19 ................................     Aaa       1,047       1,078,334
                                                                ------------
                                                                   2,860,766
                                                                ------------
ALUMINUM--0.1%
Centuary Aluminum Co. 144A 11.75%,
4/15/08(b) .............................      Ba         130         135,200

BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
Adelphia Communications Corp. 10.875%,
10/1/10 ................................      B          600         612,000

Charter Communications Holdings LLC
10%, 4/1/09 ............................      B          620         639,375
                                                                ------------
                                                                   1,251,375
                                                                ------------
CHEMICALS--0.8%
Airgas, Inc. 9.125%, 10/1/11 ...........      Ba         690         731,400
IMC Global, Inc. 6.50%, 8/1/03 .........      Ba         365         357,735
                                                                ------------
                                                                   1,089,135
                                                                ------------

                        See Notes to Financial Statements
14

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
CHEMICALS (SPECIALTY)--0.2%
Equistar Chemicals 8.50%, 2/15/04 ......      Ba      $  240    $    239,400

COMMUNICATIONS EQUIPMENT--0.3%
Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d) .............................      B        1,745         418,800

CONSUMER FINANCE--0.9%
Conseco Finance Corp. Series MTNA
6.50%, 9/26/02 .........................      B          785         600,525

Ford Motor Credit Corp. 7.25%, 10/25/11       A          705         686,054
                                                                ------------
                                                                   1,286,579
                                                                ------------
DISTRIBUTORS (FOOD & HEALTH)--0.7%
AmerisourceBergen Corp. 8.125%, 9/1/08 .      Ba         285         293,550
Fleming Companies, Inc. 10.625%, 7/31/07      B          390         374,400

Fleming Cos., Inc. 144A 10.625%,
7/31/07(b) .............................      B          305         292,800
                                                                ------------
                                                                     960,750
                                                                ------------
ENGINEERING & CONSTRUCTION--0.5%
Encompass Services Corp. 10.50%, 5/1/09       B          110          74,800

Encompass Services Corp. 144A 10.50%,
5/1/09(b) ..............................      B          820         557,600
                                                                ------------
                                                                     632,400
                                                                ------------
FINANCIAL (DIVERSIFIED)--3.7%
General Motors Acceptance Corp. 6.875%,
9/15/11 ................................      A        1,375       1,346,894

Pemex Project Funding Master Trust RegS
9.125%, 10/13/10 .......................     Baa       3,550       3,763,000
                                                                ------------
                                                                   5,109,894
                                                                ------------
FOODS--0.2%
Land O Lakes, Inc. 144A 8.75%,
11/15/11(b) ............................      Ba         275         266,750

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.1%
Harrahs Operating Co, Inc. 7.50%,
   1/15/09 .............................                 725         718,787

MGM Mirage, Inc. 8.50%, 9/15/10 ........     Baa         755         750,689

Mohegan Tribal Gaming Authority 8.125%,
1/1/06 .................................      Ba         100         103,250
                                                                ------------
                                                                   1,572,726
                                                                ------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
HEALTH CARE (GENERIC AND OTHER)--0.4%
ICN Pharmaceutical, Inc. 144A 8.75%,
11/15/08(b) ............................      Ba      $  505    $    565,600

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
HEALTHSOUTH Corp. 10.75%, 10/1/08 ......      Ba         700         773,500

Insight Health Services, Inc. 144A
9.875%, 11/1/11(b) .....................      B          150         156,000
                                                                ------------
                                                                     929,500
                                                                ------------

INSURANCE (PROPERTY-CASUALTY)--0.4%
HSB Capital I 3.34%, 7/15/27(d) ........    AA(c)        550         503,625

IRON & STEEL--0.5%
Allegheny Technologies 144A 8.375%,
12/15/11(b) ............................     Baa         700         685,929

MACHINERY (DIVERSIFIED)--0.6%
Terex Corp. 10.375%, 4/1/11 ............      B          750         783,750

MANUFACTURING (DIVERSIFIED)--0.2%
Dresser, Inc. 9.375%, 4/15/11 ..........      B          310         317,750

OIL & GAS (EXPLORATION & PRODUCTION)--0 7%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b) .............................      B          515         511,137

Hanover Equipment Trust 01-A, 144A
8.50%, 9/1/08(b) .......................      Ba         380         397,100
                                                                ------------
                                                                     908,237
                                                                ------------
POWER PRODUCERS (INDEPENDENT)--0.7%
AES Corp. 9.375%, 9/15/10 ..............      Ba         365         330,325
Calpone Corp. 8.50%, 2/15/11 ...........     Baa         720         656,173
                                                                ------------
                                                                     986,498
                                                                ------------
PUBLISHING--0.2%
Primedia, Inc. 8.875%, 5/15/11 .........      B          300         270,000

PUBLISHING (NEWSPAPERS)--0.1%
Belo Corp. 8%, 11/1/08 .................     Baa         185         188,948

SERVICES (COMMERCIAL & CONSUMER)--0.3%
Service Corp. Intl. 6%, 12/15/05 .......      B          440         385,000

TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
AT&T Corp. 144A 7.30%, 11/15/11(b) .....      A          370         379,037

Global Crossing Holdings Ltd. 8.70%,
8/1/07 .................................      Ca       1,360         129,200

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
NTL Communications Corp. Series B
11.50%, 10/1/08 ........................      B       $  190    $     67,450

NTL, Inc. Series B 11.50%, 2/1/06 ......      B          325         115,375

WorldCom, Inc. - WorldCom Group
7.50%, 5/15/11 .........................      A          630         648,065
                                                                ------------
                                                                   1,339,127
                                                                ------------
TELEPHONE--0.5%
Qwest Capital Funding 7.25%, 2/15/11 ...     Baa         720         701,620

TEXTILES (APPAREL)--0.3%
Collins & Aikman Products 144A 11.50%,
4/15/06(b) .............................      B          395         387,100

TEXTILES (HOME FURNISHINGS)--0.3%
Collins & Aikman Products 144A 10.75%,
12/31/11(b) ............................      B          355         358,550

WASTE MANAGEMENT--0.4%
Allied Waste Industries 7.40%, 9/15/35 .      Ba         770         616,000
- ----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $25,952,006) ..........                          25,751,009
- ----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--23.8%

CMSI 01-1, A8 6.75%, 2/25/31 ...........     Aaa       1,180       1,197,147

Commercial Mortgage Acceptance Corp. ...
99-C1, A2 7.03%, 5/15/09 ...............     Aaa       1,050       1,107,465

Commercial Mortgage Asset Trust 99-C1,
D 7.35%, 10/17/13 ......................     Baa       2,400       2,375,781

Commercial Resecuritization Trust
01-ABC2, A1 7.17%, 2/21/13 .............     Aaa       1,280       1,306,800

Countrywide Asset-Backed Certificates
99-3, AF5 7.73%, 9/25/27 ...............     Aaa       1,625       1,707,709

Countrywide Home Loans 6.75%, 9/25/31 ..     Aaa       2,940       2,928,056

CS First Boston Mortgage Securities Corp.
97-SPCE, C 7.077%, 2/20/07 .............    AA(c)      1,450       1,464,500

CS First Boston Mortgage Securities Corp.
99-C1, A2 7.29%, 9/15/09 ...............     Aaa       1,115       1,182,039

CS First Boston Mortgage Securities Corp.
01-CK1 A2 6.25%, 10/18/09 ..............     Aaa         725         731,058

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
First Horizon Asset Securities, Inc. 01-5 A3
6.75%, 7/25/31 .........................     Aaa      $1,225    $  1,225,000

GMAC 6.30%, 5/15/33 ....................    AA(c)      1,000       1,002,031

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
4/15/33 ................................    AAA(c)     1,700       1,723,906

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09 ..............     Aaa       1,670       1,774,378

NationsLink Funding Corp. 99-2, A2C
7.229%, 6/20/31 ........................    AAA(c)     2,500       2,661,719

New Century Home Equity Loan Trust
7.22%, 11/25/27 ........................     Aaa         975       1,011,092

Norwest Asset Securities Corp. 99-10, B2
6.25%, 12/25/28 ........................     Aaa       1,054       1,064,883

Norwest Asset Securities Corp. 99-5, B2
6.25%, 12/25/28 ........................     A(c)      1,573       1,591,636

PNC Mortgage Acceptance Corp. ..........
00-C2, A2 7.30%, 9/12/10 ...............     Aaa         320         341,768

Residential Accredit Loans, Inc. .......
99-QS14, A5 7.75%, 11/25/29 ............     Aaa       2,622       2,730,977

Residential Funding Mortgage Securities I
93-S25, M3 6.50%, 7/25/08 ..............    AAA(c)       357         362,527

Residential Funding Mortgage Securities I
98-S2, A4 7%, 1/25/28 ..................    AAA(c)       370         378,367

Ryland Mortgage Securities Corp. III
92-A, 1A 8.254%, 3/29/30(d) ............    AAA(c)       134         133,447

Structured Asset Securities Corp. ......
00-C2, L 3.683%, 3/20/03(d) ............     BB+         892         883,252

Vanderbilt Mortgage Finance 99-C, 1A3
7.385%, 11/7/20 ........................     Aaa         850         889,147

Wells Fargo Mortgage Backed Securities
Trust 00-10, B3 7%, 11/25/30 ...........    BBB(c)       434         426,690

Wells Fargo Mortgage Backed Securities
Trust 00-8, B3 7%, 9/25/30 .............    BBB(d)       581         555,045
- ----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $31,415,874) ..........                          32,756,420
- ----------------------------------------------------------------------------

                       See Notes to Financial Statements
16

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
FOREIGN GOVERNMENT SECURITIES--5.2%

BRAZIL--0.8%
Federal Republic of Brazil 11%, 8/17/40      B        $1,355    $  1,046,737

BULGARIA--1.6%
Republic of Bulgaria IAB PDI 4.563%,
7/28/11 ................................      B        2,569       2,260,764

DOMINICAN REPUBLIC--1.0%
Dominican Republic 144A 9.50%,
9/27/06(b) .............................      Ba       1,390       1,424,750

PANAMA--1.0%
Republic of Panama 8.875%, 9/30/27 .....      Ba       1,530       1,415,250

POLAND--0.8%
Republic of Poland Bearer PDIP 6%,
   10/27/14 ............................     Baa       1,069       1,063,186
- ----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $6,978,934) ...........                           7,210,687
- ----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--7.9%

BAHAMAS--0.5%
Sun International Hotels 9%, 3/15/07 ...      B          725         703,250

BERMUDA--0.0%
Global Crossing Holdings Ltd. 9.125%,
11/15/06 ...............................      Ca         405          48,600

CANADA--0.5%
Microcell Telecommunications, Inc. Series B
14%, 6/1/06(d) .........................     Caa         765         657,900

CAYMAN ISLANDS--1.0%
Petrobras International Finance 144A
9.75%, 7/6/11(b) .......................     Baa       1,390       1,376,100

CHILE--1.3%
Empresa Nacional de Electricidad SA
Series B 8.50%, 4/1/09 .................     Baa         175         179,319

HQI Transelectric SA 7.875%, 4/15/11 ...     Baa         525         531,022

Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .............................     BBB       1,206       1,113,670
                                                                ------------
                                                                   1,824,011
                                                                ------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
MEXICO--1.9%
Grupo Industrial Durango 12.625%, 8/1/03     B        $1,060    $  1,065,300

Grupo Transportacion Ferroviaria Mexicana
SA de CV 0%, 6/15/09(d) ................      B          740         653,050

Pemex Finance Ltd. 9.69%, 8/15/09(d) ...     Baa         770         872,402
                                                                ------------
                                                                   2,590,752
                                                                ------------
NETHERLANDS--1.0%
Koninklijke KPN NV 8%, 10/1/10(d) ......     Baa         415         420,582
PTC International Finance BV 0%, 7/1/07       B          975         875,062
                                                                ------------
                                                                   1,295,644
                                                                ------------
POLAND--0.4%
TPSA Finance BV 144A 7.75%, 12/10/08(b)      Baa         610         616,746

VENEZUELA--1.3%
PDVSA Finance Ltd. 9.375%, 11/15/07 ....     Baa         140         144,281
PDVSA Finance Ltd. 8.50%, 11/16/12 .....     BAA1      1,350       1,228,500
PDVSA Finance Ltd. 99-I 9.75%, 2/15/10 .     Baa         355         361,834
                                                                ------------
                                                                   1,734,615
                                                                ------------
- ----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,298,428) ..........                          10,847,618
- ----------------------------------------------------------------------------

                                                      SHARES
                                                      ------
PREFERRED STOCK--0.5%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.5%
Home Ownership Funding 2, Step-down Pfd. 144A
13.338%(b) .....................................         900         627,863
- ----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $639,269)                                           627,863
- ----------------------------------------------------------------------------

COMMON STOCKS--0.0%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(e)(f) .....................       1,955           3,910

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
AT&T Latin America Corp. Class A ...............      17,625          20,797
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $156,085)                                            24,707
- ----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.7%
(IDENTIFIED COST $131,658,739)                                   134,409,701
- ----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                          STANDARD
                                          & POOR'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
SHORT-TERM OBLIGATIONS--1.0%

COMMERCIAL PAPER--1.0%
Govco, Inc. 1.75%, 1/2/02 ..............     A-1+     $1,055    $  1,054,949

Lexington Parker Capital Co. LLC 2.20%,
1/7/02 .................................     A-1         250         249,908
- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,304,857) ...............................       1,304,857
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $132,963,596) .............................     135,714,558(a)

Other assets and liabilities, net--1.2% ....................       1,709,202
                                                                ------------
NET ASSETS--100.0% .........................................    $137,423,760
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,590,696 and gross depreciation of $2,476,302 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $133,600,164.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $12,824,609 or 9.3% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Illiquid. At December 31, 2001, this security amounted to a value of $3,910 or 0.003% of net assets.
(f) Security valued at fair market value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, this security, which is included in illiquid securities above, amounted to $3,910 or 0.003% of net assets.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $132,963,596)                     $135,714,558
Receivables
   Interest and dividends                                1,834,476
   Investment securities sold                               21,698
   Other receivables                                           165
Prepaid expenses                                             1,039
                                                      ------------
     Total assets                                      137,571,936
                                                      ------------
LIABILITIES
Cash Overdraft                                               8,956
Payables
   Investment advisory fee                                  53,524
   Financial agent fee                                      12,493
   Transfer agent fee                                        7,807
   Trustees' fee                                             6,075
   Distribution fee                                          1,604
Accrued expenses                                            57,717
                                                      ------------
     Total liabilities                                     148,176
                                                      ------------
NET ASSETS                                            $137,423,760
                                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $143,161,927
Undistributed net investment income                        146,273
Accumulated net realized loss                           (8,635,402)
Net unrealized appreciation                              2,750,962
                                                      ------------
NET ASSETS                                            $137,423,760
                                                      ============

CLASS X
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $129,800,434)                              4,209,285
Net asset value and offering price per share                $30.84

CLASS Y
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $7,623,326)                                  247,168
Net asset value and offering price per share                $30.84


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                       $ 9,911,561
Dividends                                                           99,110
                                                               -----------
     Total investment income                                    10,010,671
                                                               -----------
EXPENSES
Investment advisory fee                                            595,437
Distribution fee, Class Y                                           18,217
Financial agent fee                                                144,526
Transfer agent                                                      39,999
Professional                                                        36,377
Custodian                                                           33,714
Trustees                                                            18,208
Registration                                                        17,678
Printing                                                            13,000
Miscellaneous                                                       17,597
                                                               -----------
     Total expenses                                                934,753
     Less expenses borne by investment adviser                    (188,522)
     Custodian fees paid indirectly                                   (351)
                                                               -----------
     Net expenses                                                  745,880
                                                               -----------
NET INVESTMENT INCOME                                            9,264,791
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                     52,977
Net change in unrealized appreciation
  (depreciation) on investments                                  1,425,217
                                                               -----------
NET GAIN ON INVESTMENTS                                          1,478,194
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $10,742,985
                                                               ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                      12/31/01            12/31/00
                                                                                    ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                     $  9,264,791        $  8,431,903
   Net realized gain (loss)                                                               52,977          (1,203,350)
   Net change in unrealized appreciation (depreciation)                                1,425,217           3,744,696
                                                                                    ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        10,742,985          10,973,249
                                                                                    ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                     (8,669,809)         (7,891,559)
   Net investment income, Class Y                                                       (503,118)           (432,381)
   Return of capital, Class X                                                                 --            (121,616)
   Return of capital, Class Y                                                                 --              (6,663)
                                                                                    ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (9,172,927)         (8,452,219)
                                                                                    ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (473,305 and 916,685 shares, respectively)           14,607,839          27,850,092
   Net asset value of shares issued from reinvestment of
     distributions (237,609 and 214,085 shares, respectively)                          7,314,109           6,418,714
   Cost of shares repurchased (444,835 and 535,538 shares, respectively)             (14,019,156)        (16,316,453)
                                                                                    ------------        ------------
Total                                                                                  7,902,792          17,952,353
                                                                                    ------------        ------------
CLASS Y
   Proceeds from sales of shares (60,560 and 32,124 shares, respectively)              1,914,573             972,662
   Net asset value of shares issued from reinvestment of distributions
     (16,339 and 14,671 shares, respectively)                                            503,115             439,041
   Cost of shares repurchased (35,337 and 71,527 shares, respectively)                (1,120,858)         (2,158,576)
                                                                                    ------------        ------------
Total                                                                                  1,296,830            (746,873)
                                                                                    ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       9,199,622          17,205,480
                                                                                    ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              10,769,680          19,726,510

NET ASSETS
   Beginning of period                                                               126,654,080         106,927,570
                                                                                    ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $146,273 AND $107,313, RESPECTIVELY]                                        $137,423,760        $126,654,080
                                                                                    ============        ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS X
                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------------
                                                  2001(5)             2000               1999             1998              1997
Net asset value, beginning of period              $30.53             $29.88             $31.47           $33.17            $33.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     2.22(3)            2.28(3)            2.01             2.26(3)           2.37(3)
   Net realized and unrealized gain (loss)          0.34               0.63              (1.57)           (1.58)             0.85
                                                  ------             ------             ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS               2.56               2.91               0.44             0.68              3.22
                                                  ------             ------             ------           ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (2.25)             (2.23)             (2.00)           (2.09)            (2.42)
   Dividends from net realized gains                  --                 --              (0.03)           (0.29)            (1.61)
   Return of capital                                  --              (0.03)                --               --                --
                                                  ------             ------             ------           ------            ------
     TOTAL DISTRIBUTIONS                           (2.25)             (2.26)             (2.03)           (2.38)            (4.03)
                                                  ------             ------             ------           ------            ------
Change in net asset value                           0.31               0.65              (1.59)           (1.70)            (0.81)
                                                  ------             ------             ------           ------            ------
NET ASSET VALUE, END OF PERIOD                    $30.84             $30.53             $29.88           $31.47            $33.17
                                                  ======             ======             ======           ======            ======
Total return                                        8.53%             10.04%              1.47%            1.99%             9.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $129,800           $120,376           $100,044         $113,273           $72,747
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                            0.55%(4)           0.55%              0.55%            0.55%             0.55%
   Net investment income                            7.02%              7.53%              6.54%            6.89%             6.92%
Portfolio turnover                                    99%                87%               142%             105%              176%


                                                                                       CLASS Y
                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------------
                                                  2001(5)             2000               1999             1998              1997
Net asset value, beginning of period              $30.54             $29.89             $31.47           $33.18            $33.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     2.14(3)            2.20(3)            1.96             2.18(3)           2.27(3)
   Net realized and unrealized gain (loss)          0.33               0.63              (1.59)           (1.59)             0.88
                                                  ------             ------             ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS               2.47               2.83               0.37             0.59              3.15
                                                  ------             ------             ------           ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (2.17)             (2.15)             (1.92)           (2.02)            (2.33)
   Dividends from net realized gains                  --                 --                 --               --             (1.43)
   In excess of net realized gains                    --                 --              (0.03)           (0.15)            (0.18)
   In excess of accumulated net realized gains        --                 --                 --            (0.13)               --
   Return of capital                                  --              (0.03)                --               --                --
                                                  ------             ------             ------           ------            ------
     TOTAL DISTRIBUTIONS                           (2.17)             (2.18)             (1.95)           (2.30)            (3.94)
                                                  ------             ------             ------           ------            ------
Change in net asset value                           0.30               0.65              (1.58)           (1.71)            (0.79)
                                                  ------             ------             ------           ------            ------
NET ASSET VALUE, END OF PERIOD                    $30.84             $30.54             $29.89           $31.47            $33.18
                                                  ======             ======             ======           ======            ======
Total return                                        8.24%              9.75%              1.26%            1.72%             9.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $7,623             $6,278             $6,884           $7,491            $6,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                            0.80%(4)           0.80%              0.80%            0.80%             0.80%
   Net investment income                            6.77%              7.28%              6.29%            6.63%             6.65%
Portfolio turnover                                    99%                87%               142%             105%              176%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.74%, 0.74%, 0.77%, and 0.77% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94%, 0.99%, 0.99%, 1.02%, and 1.02% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02% and from 6.71% to 6.77% for class X and class Y, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

   Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

   Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Certain securities held by Managed Bond Portfolio were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2001, the total value of securities for which prices were provided by market makers represented approximately 5% of net assets.

   Effective January 1, 2001, the Fund adopted the revised AlCPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $47,244 reduction in cost of securities, $47,244 increase in net unrealized appreciation (depreciation) and a corresponding $47,244 decrease in undistributed net investment income, based on securities held by the Managed Bond Portfolio on December 31, 2000.

   The effect of this change for the year ended December 31, 2001 on Managed Bond Portfolio was to increase net investment income by $32,723, increase net unrealized appreciation (depreciation) by $42,419 and decrease net realized gains (losses)by $75,142. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

C. INCOME TAXES:

   Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2001, the Portfolios had no forward currency contracts.

G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2001, the Portfolios had no futures contracts.

H. OPTIONS:

   Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Portfolios had no options.

I. EXPENSES:

   Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   Each Portfolio may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   The Adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                              1st $1      $1+
Portfolio                                    Billion    Billion
- ---------                                    -------    -------
Growth Stock Portfolio ..................     0.60%     0.55%
Managed Bond Portfolio ..................     0.45%     0.40%

   The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

                                  Class X    Class Y          Dates
                                  -------    -------      --------------
Growth Stock Portfolio .........    0.70%      0.95%      April 30, 2002
Managed Bond Portfolio .........    0.55%      0.80%      April 30, 2002

   Seneca Capital Management LLC ("Seneca") is the subadviser to the Growth Stock Portfolio. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The Distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 2001, $883 was retained by the Distributor, $932 was paid out to unaffiliated participants, and $52,001 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2001, financial agent fees were $215,002 of which PEPCO received $72,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001, transfer agent fees were $78,718 of which PEPCO retained $17.

   For the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $2,884 in connection with portfolio transactions effected by it.

   At December 31, 2001, Phoenix Life Insurance Company and affiliates held Portfolio shares which aggregated the following:

                                                       Aggregate
                                                       Net Asset
                                           Shares        Value
                                           -------     ---------
Growth Stock Portfolio, Class X .........      8       $    171
Growth Stock Portfolio, Class Y .........  8,393        178,603
Managed Bond Portfolio, Class X .........      5            154
Managed Bond Portfolio, Class Y .........  4,692        144,701

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended
December 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                   Purchases         Sales
                                  -----------     -----------
Growth Stock Portfolio .........  $54,773,157     $64,162,687
Managed Bond Portfolio .........   83,073,452      82,020,035

   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2001, aggregated the following:


                                   Purchases         Sales
                                  -----------     -----------
Managed Bond Portfolio ........   $52,490,956     $44,735,675

4. CREDIT RISK AND CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

  Certain portfolios invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the portfolio, positive or negative, than if the portfolio did not concentrate its investments in such sectors.

5. OTHER

   As of December 31, 2001, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PNX or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                   Number of     % of Total
                                 Shareholders    Net Assets
                                 ------------    ----------
Growth Stock Portfolio .........       2            42%
Managed Bond Portfolio .........       1            29%

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

6. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers, which may be used to offset future capital gains, as follows:

                               Expiration Year
                  ---------------------------------------
                    2007            2008          2009            Total
                  -------        ---------     ----------      ----------
Growth Stock
   Portfolio ...  $       --       $       --     $8,335,855      $8,335,855
Managed Bond
   Portfolio ...   5,672,317        2,194,743             --       7,867,060

   For the year ended December 31, 2001, the Managed Bond Portfolio utilized $801,196 prior year deferred capital loss carryovers against 2001 capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2001, the Fund deferred post-October capital losses as follows:

Growth Stock Portfolio .......................   $368,426
Managed Bond Portfolio .......................    706,980

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments)were as follows:

                                   Undistributable    Undistributable
                                       Ordinary         Long-Term
                                        Income        Capital Gains
                                   ---------------    ---------------
Growth Stock Portfolio ..........       $ 29,224          $  --
Managed Bond Portfolio ..........        146,273             --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distrubtions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Portfolios recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, premium amortization and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the Portfolios. The following Portfolios recorded reclassifications to increase (decrease) the accounts listed below:


                           Undistributed         Accumulated       Capital paid in
                           net investment        net realized         on shares
                            income (loss)         gain (loss)     beneficial interest
                           --------------        ------------    --------------------
Growth Stock Portfolio        $(89,986)           $     --              $89,986
Managed Bond Portfolio          (5,660)            (20,123)              25,783

                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2001, the follow ing Portfolio designated long-term capital gain dividends as follows:

Growth Stock Portfolio ...................  $644,766

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix-Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio and Managed Bond Portfolio (constituting the Phoenix-Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse LLP

Boston, Massachusetts
February 8, 2002

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post Effective Amendment No. 14 on October 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via Edgar with Post Effective Amendment No. 14 on October 30, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

      d.1. Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co. ("DPIM") adding Enhanced Reserves Portfolio, filed via Edgar as Exhibit (5)(a) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      d.2. Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), filed via Edgar as Exhibit
                  (5)(b) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as Exhibit (6)(a) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

      e.2. Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via Edgar as Exhibit (6)(b) with Post-Effective Amendment No. 1 on March 1, 1996 and incorporated herein by reference.

      f.          None

      g.1. Custodian Agreement between Registrant and State Street Bank and Trust Company, filed via Edgar as Exhibit (8)(a) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

      g.2. Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A., filed via Edgar as Exhibit (8)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

      h.1. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, filed via Edgar as Exhibit (9)(a) with Post-Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

      h.2. Transfer Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as Exhibit (9)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

      h.3. First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, filed via Edgar as Exhibit (9)(d) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

       i. Opinion of Counsel, filed via Edgar with Post Effective Amendment No. 14 on October 30, 2000 and incorporated herein by reference.


       j.*        Consent of Independent Accountants filed via Edgar herewith.


       k.         None

       l.         Initial Capitalization Agreement, filed via Edgar as Exhibit
                  (13) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

      m.1. Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via Edgar as Exhibit (15) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

       n.         Financial Data Schedules.

       o. Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar as Exhibit (18) with Post- Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

      p. Code of Ethics of the Fund, Adviser, Subadviser and Distributor filed via Edgar with Post-Effective Amendment No. 16 on March 1, 2001 and incorporated by reference.

      q.1. Power of Attorney for Mr. Roth filed via Edgar as Exhibit p with Post-Effective Amendment No. 10 on February 26, 1999 and incorporated herein by reference.

      q.2.        Powers of Attorney for each of the other Trustees, except
                  Ms. McNamara, filed via Edgar with Post-Effective Amendment No. 13 on August 9, 2000 and incorporated herein by reference.

      q.3. Power of Attorney for Ms. McNamara filed via Edgar with Post-Effective Amendment No. 15 on April 27, 2001 and incorporated herein by reference.
--------
*filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION.

     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Management of the Portfolio" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER.

(a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

(b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:

NAME AND PRINCIPAL                    POSITIONS AND OFFICES                   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                      WITH DISTRIBUTOR                        REGISTRANT
------------                          -------------                           -----------------
Michael E. Haylon                   Director                                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                Director and Chairman                     Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                    Director, Executive Vice                  Executive Vice President
56 Prospect Street                  President, Chief Financial
P.O. Box 150480                     Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                      President,                                None
56 Prospect Street                  Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                    Senior Vice President, Mutual Fund        Secretary
101 Munson Street                   Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss                    Vice President and Treasurer,             Treasurer
56 Prospect Street                  Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Robert S. Driessen                  Vice President, Compliance                Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter                Assistant Vice President,                 Assistant Treasurer
56 Prospect St.                     Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

(c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115, or the custodian, The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, Hartford, CT 06115.

ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 1st day of May, 2002.


                                                      PHOENIX DUFF & PHELPS
                                                    INSTITUTIONAL MUTUAL FUNDS


ATTEST:   /S/ NANCY J. ENGBERG            BY:   /S/ PHILIP R. MCLOUGHLIN

              ----------------------                ----------------------
              NANCY J. ENGBERG                      PHILIP R. MCLOUGHLIN,
              ASSISTANT SECRETARY                   PRESIDENT

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 1st day of May, 2002.


                   SIGNATURE                               TITLE
                   ---------                               -----

                                                           Trustee
----------------------------------------------------
                  Robert Chesek*

                                                           Trustee
----------------------------------------------------
                 E. Virgil Conway*

                                                           Trustee
----------------------------------------------------
               William W. Crawford*

                                                           Treasurer (principal
               /s/ Nancy G. Curtiss                        financial and
----------------------------------------------------       accounting officer)
                 Nancy G. Curtiss

                                                           Trustee
----------------------------------------------------
               Harry Dalzell-Payne*

                                                           Trustee
----------------------------------------------------
               William N. Georgeson*

                                                           Trustee
----------------------------------------------------
               Francis E. Jeffries*

                                                           Trustee
----------------------------------------------------
                 Leroy Keith, Jr.*

             /s/ Philip R. McLoughlin                      Trustee and
----------------------------------------------------       President
               Philip R. McLoughlin

                                                           Trustee
----------------------------------------------------
              Geraldine M. McNamara*

                                                           Trustee
----------------------------------------------------
                 Eileen A. Moran*

                                                           Trustee
----------------------------------------------------
                Everett L. Morris*

                    SIGNATURE                              TITLE
                    ---------                              -----

                                                           Trustee
----------------------------------------------------
                  James M. Oates*

                                                           Trustee
----------------------------------------------------
                 Richard A. Pavia*

                                                           Trustee
----------------------------------------------------
                Herbert Roth, Jr.*

                                                           Trustee
----------------------------------------------------
               Richard E. Segerson*

                                                           Trustee
----------------------------------------------------
              Lowell P. Weicker, Jr.*

*By    /s/ Philip R. McLoughlin
       ------------------------
       *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney.

                                      S-2